UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Allergan, Inc.

(Name of Registrant as Specified In Its Charter)

Pershing Square Capital Management, L.P.,

PS Management GP, LLC,

PS Fund 1, LLC

William A. Ackman

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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***PRELIMINARY SOLICITATION STATEMENT – SUBJECT TO COMPLETION***

SOLICITATION OF WRITTEN REQUEST FOR SPECIAL MEETING IN

CONNECTION WITH THE

CALLING OF A SPECIAL MEETING OF SHAREHOLDERS

OF

ALLERGAN, INC.

SOLICITATION STATEMENT

OF

THE REQUESTING SHAREHOLDER

To the Shareholders of Allergan, Inc.:

This Solicitation Statement (this “Solicitation Statement”), the enclosed form of Special Meeting Request attached as Exhibit A (the “Special Meeting Request Form”) and the accompanying WHITE Proxy Card attached as Exhibit B (the “WHITE Proxy Card”) are being furnished to you as a shareholder of Allergan, Inc., a Delaware corporation (the “Company” and/or “Allergan”) by and on behalf of PS Fund 1, LLC, a Delaware limited liability company (the “Requesting Shareholder,” “PS Fund 1,” “we,” “our” or “us”) for the purpose of soliciting revocable proxies from shareholders of the Company to empower us to deliver to the Company’s Secretary your Special Meeting Request Forms to call a special meeting of the Company’s shareholders for the purposes described below (the “Special Meeting”). Pursuant to the Company’s Amended and Restated Certificate of Incorporation, effective May 6, 2014 (the “Charter”) and the Company’s Amended and Restated Bylaws, effective May 6, 2014 (the “Bylaws”), the calling of the Special Meeting requires the written request of the holders of record of at least 25% of the outstanding shares of common stock of the Company, par value $0.01 per share (“Company Common Stock”) at the time the request is validly submitted (the “Requisite Percentage”) subject to and in compliance with Article 10 of the Charter and Article II, Section 3 of the Bylaws. Pursuant to the Bylaws, one or more written requests must be signed by Proposing Persons (as defined in the Bylaws) that have a combined Net Long Beneficial Ownership (as defined in the Bylaws) of at least the Requisite Percentage (the “Requisite Holders”). The Special Meeting Request Forms and the WHITE Proxy Cards are being provided to you for the purpose of calling the Special Meeting.

The date of this Solicitation Statement is [—], 2014. This Solicitation Statement, the enclosed Special Meeting Request Form and the accompanying WHITE Proxy Card are first being sent or given to shareholders on or about [—], 2014. Copies of the Bylaws and Charter can be found at: http://www.allergan.com/investors/corporate_governance_and_certificates.htm.

The Requesting Shareholder seeks to request that the Company call a special meeting of the Company’s shareholders for the following purposes:

1.	to remove from office, without cause, the following six members of the current Board of Directors of the Company (the “Board”), [—], [—], [—], [—], [—] and [—], as well as any person or persons elected or appointed to the Board without shareholder approval after the Company’s 2014 annual meeting and up to and including the date of the Special Meeting;

2.	to request that the Board elect or appoint the following individuals to serve as directors on the Board, regardless of whether Proposal 1 is passed: [—], [—], [—], [—], [—], and [—] (each, a “Group Nominee” and, collectively, the “Group Nominees”);

3.

(i) to amend Article II, Section 3 and Article II, Section 9 of the Bylaws to remove certain onerous special meeting provisions, to provide mechanics for determining the place, date and hour of and record date for any special meeting called at the request of Company’s shareholders and to provide mechanics for calling a special meeting if no directors or less than a majority of directors are then in office, and (ii) to amend Article III, Section 2 of the Bylaws to establish the authorized number of directors of the Company at nine directors, in each case as set forth in greater detail on Exhibit C hereto;

4.	to repeal any amendment changing the Bylaws in any way from the version that was publicly filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2014 and became effective as of May 6, 2014; and

5.	to request that the Board promptly engage in good faith discussions with Valeant Pharmaceuticals International, Inc. (“Valeant”) regarding Valeant’s offer to merge with the Company, without in any way precluding discussions the Board may choose to engage in with other parties potentially offering higher value (Proposals 1 through 5, collectively, the “Proposals”).

At this time, the Requesting Shareholder is soliciting your revocable proxy to empower us to deliver your Special Meeting Request Form to the Company’s Secretary, and is not currently seeking your proxy, consent, authorization or agent designation for approval of the Proposals or any other actions. In the event the Special Meeting is called, the Requesting Shareholder will send you proxy materials relating to the Proposals.

On April 22, 2014, Valeant first made an offer to the Board proposing a business combination of Allergan and Valeant. On May 30, 2014, Valeant publicly announced a revised proposal to merge with Allergan pursuant to which each share of Company Common Stock would be exchanged for $72.00 in cash and 0.83 shares of Valeant common stock (and has indicated it remains willing to add a contingent value right relating to sales of Allergan’s DARPin® product if Allergan were to engage in negotiations with Valeant to work out the exact terms of the CVR). Please refer to the “Background and Past Contacts” section on page 4 for more detailed information.

From April 10, 2014 (the day before Pershing Square began its rapid accumulation program) to the date of this Solicitation Statement, the Company’s stock price has increased by [—]%. We believe the market has spoken, and that shareholders see substantial value in Valeant’s revised proposal. To date, the Board has refused to engage with Valeant in any way regarding a merger with Valeant.

Therefore, the Requesting Shareholder is asking the Company’s shareholders to complete, sign, date and mail the enclosed Special Meeting Request Form and the accompanying WHITE Proxy Card and return them to D.F. King and Co., Inc. (“D.F. King”), which is assisting the Requesting Shareholder in this solicitation of requests to call the Special Meeting. The Special Meeting Request Form requests that the Special Meeting be held as soon as possible following the date on which Special Meeting Request Forms and Proxy Cards from the Requisite Holders are received and delivered to the Company’s Secretary, and in any event no later than [—] days after the date on which the Requesting Shareholder delivers Special Meeting Request Forms and Proxy Cards from the Requisite Holders.

We ask that the executed Special Meeting Request Forms and the executed WHITE Proxy Cards be delivered as promptly as possible, by mail in the enclosed postage-paid envelope to D.F. King at the address below. Please note that, because Article II, Section 3(a) of the Bylaws provides that special meeting requests from multiple shareholders may be aggregated and considered together only if they identify the same purposes and the same matters proposed to be acted on at a special meeting, we request that you not change the purposes or Proposals stated in the Special Meeting Request Forms. Also, please note that, pursuant to Article II, Section 3(a) of the Bylaws, your delivery of the Special Meeting Request Forms to D.F. King must be made within 60 days from [—], 2014. Copies of the Bylaws and Charter can be found at: http://www.allergan.com/investors/corporate_governance_and_certificates.htm.

IF YOU HAVE ANY QUESTIONS ABOUT COMPLETING, EXECUTING, DATING AND DELIVERING YOUR SPECIAL MEETING REQUEST FORM AND WHITE PROXY CARD OR

REQUIRE ASSISTANCE, PLEASE CONTACT D.F. KING AT THE ADDRESS AND TELEPHONE NUMBERS BELOW. WE ENCOURAGE YOU TO SUBMIT YOUR SPECIAL MEETING REQUEST FORM AND WHITE PROXY CARD EVEN IF YOU CANNOT COMPLETE YOUR SPECIAL MEETING REQUEST FORM OR PROXY CARD IN FULL OR YOU BELIEVE YOUR SPECIAL MEETING REQUEST FORM OR PROXY CARD MAY BE DEFECTIVE; HOWEVER, WE RESERVE THE RIGHT NOT TO SUBMIT ANY SPECIAL MEETING REQUEST FORMS AND ANY PROXY CARDS IF WE BELIEVE THAT THEY DO NOT COMPLY WITH THE CHARTER AND BYLAWS. IF WE BELIEVE THAT YOUR SPECIAL MEETING REQUEST FORM AND/OR PROXY CARD DOES NOT SO COMPLY, AND WE DECIDE NOT TO SUBMIT THEM, WE EXPECT TO CONTACT YOU.

IMPORTANT

IF YOUR SHARES OF COMPANY COMMON STOCK ARE REGISTERED IN YOUR OWN NAME, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED SPECIAL MEETING REQUEST FORM AND THE ACCOMPANYING WHITE PROXY CARD TO D.F. KING, WHICH IS ASSISTING US, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

IF YOUR SHARES OF COMPANY COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN THE SPECIAL MEETING REQUEST FORM AND WHITE PROXY CARD WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR THE SPECIAL MEETING REQUEST FORM AND WHITE PROXY CARD TO BE SIGNED REPRESENTING YOUR SHARES OF COMPANY COMMON STOCK. WE URGE YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO US IN CARE OF D.F. KING TO THE ADDRESS BELOW, SO THAT WE WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED. IN ADDITION, PLEASE INCLUDE THE NAME AND ADDRESS OF THE ACCOUNT HOLDER AS IT APPEARS ON THE COMPANY’S BOOKS AND ATTACH EVIDENCE OF BENEFICIAL OWNERSHIP TO THE SPECIAL MEETING REQUEST FORM.

PURSUANT TO THE BYLAWS, IF ANY PORTION OF YOUR SHARES OF COMPANY COMMON STOCK IS SOLD, OR THERE IS ANY OTHER REDUCTION IN YOUR NET LONG BENEFICIAL OWNERSHIP, PRIOR TO THE DATE OF THE SPECIAL MEETING, YOUR SPECIAL MEETING REQUEST FORM WILL BE DEEMED REVOKED PURSUANT TO THE BYLAWS TO THE EXTENT OF SUCH SALE OR REDUCTION. THEREFORE, WE REQUEST THAT YOU NOT SELL ANY PORTION OF YOUR SHARES, OR OTHERWISE REDUCE YOUR NET LONG BENEFICIAL OWNERSHIP, UNTIL AFTER THE DATE OF THE SPECIAL MEETING.

IF YOU HAVE ANY QUESTIONS ABOUT COMPLETING, EXECUTING, DATING AND DELIVERING YOUR SPECIAL MEETING REQUEST FORM AND WHITE PROXY CARD OR REQUIRE ASSISTANCE, PLEASE CONTACT:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Toll-free: (800) 859-8511

Banks and brokers: (212) 269-5550

Please complete, sign, date and return the enclosed Special Meeting Request Form and the accompanying WHITE Proxy Card in the enclosed postage-paid envelope today.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING. In addition to delivering printed versions of this Solicitation Statement, the Special Meeting Request Form and the WHITE Proxy Card to all shareholders by mail, this Solicitation Statement, the Special Meeting Request Form and the WHITE Proxy Card are also available on the Internet. You have the ability to access and print this Solicitation Statement, the Special Meeting Request Form and the WHITE Proxy Card, at www.[—].com.

THIS SOLICITATION IS BEING MADE BY THE REQUESTING SHAREHOLDER, AND NOT ON BEHALF OF THE COMPANY OR THE BOARD. AT THIS TIME, WE ARE NOT CURRENTLY SEEKING YOUR PROXY, CONSENT, AUTHORIZATION OR AGENT DESIGNATION FOR APPROVAL OF THE PROPOSALS OR ANY OTHER ACTIONS. WE ARE ONLY SOLICITING YOUR REVOCABLE PROXY TO EMPOWER US TO DELIVER TO THE COMPANY’S SECRETARY YOUR SPECIAL MEETING REQUEST FORM TO CALL THE SPECIAL MEETING. AFTER THE SPECIAL MEETING HAS BEEN CALLED, WE WILL SEND YOU PROXY MATERIALS URGING YOU TO VOTE IN FAVOR OF THE PROPOSALS. YOUR SPECIAL MEETING REQUEST FORM AND YOUR WHITE PROXY CARD ARE IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED SPECIAL MEETING REQUEST FORM AND THE ACCOMPANYING WHITE PROXY CARD.

BACKGROUND AND PAST CONTACTS

On February 25, 2014, Pershing Square Capital Management, L.P. (“Pershing Square”) and Valeant entered into an agreement (the “Letter Agreement”) pursuant to which they agreed that a joint venture entity, PS Fund 1, would acquire shares of Company Common Stock and derivative instruments referencing Company Common Stock. Pursuant to the Letter Agreement, the parties thereto agreed, among other things, that:

• Valeant would not, while Valeant, Pershing Square and/or PS Fund 1 may be deemed a group, acquire beneficial ownership of Company Common Stock, except in a business combination transaction with Allergan or as a result of transactions by Pershing Square, PS Fund 1 or any of their respective affiliates;

• PS Fund 1 would dissolve following the earliest to occur of several events, including the consummation of a business combination transaction with Allergan or at such time that Valeant informs Pershing Square or Allergan that it is no longer interested in pursuing a business combination transaction with Allergan;

• Income, gain and loss on $75.9 million in value of shares of Company Common Stock purchased by PS Fund 1 would be allocated to Valeant and the remaining net profit realized by PS Fund 1 would be allocated to funds advised by Pershing Square, except that Valeant would have a right to 15% of the net profits otherwise allocable to funds advised by Pershing Square if, before dissolution and at a time when a Valeant business combination proposal for Allergan was outstanding, a proposal for a third party business combination with Allergan is outstanding or made;

• Valeant would consult with Pershing Square before making any material decisions relating to a business combination with Allergan;

• Pershing Square would direct the management of PS Fund 1 (including the manner and timing of purchases and sales of Company Common Stock) and would generally decide how PS Fund 1 votes any securities it owns, except that until the Termination Time (as defined in the Letter Agreement) PS Fund 1 would vote all of its shares of Company Common Stock in favor of a proposal by Valeant to acquire Allergan and other proposals supported by Valeant and against proposals reasonably likely to impair the ability of Valeant to consummate a business combination with Allergan, and, subject to limited exceptions, would not sell or otherwise reduce its economic ownership Company Common Stock;

• At the election of Valeant, immediately prior to consummation of a Valeant business combination with Allergan, Pershing Square would purchase, for $400 million, shares of Valeant common stock at a per share price reflecting a 15% discount to the then current market price;

• If Valeant and Allergan consummate a business combination transaction that permits shareholders of Allergan to elect to receive Valeant common stock, Pershing Square would cause PS Fund 1 to elect to receive Valeant common stock for all shares of Company Common Stock over which it controls that election; and

• If Valeant and Allergan consummate a business combination transaction, Pershing Square would, on the date of consummation, hold Valeant common stock with a then current value of at least $1.5 billion and, for a period of one year after that consummation, it will not sell shares of Valeant common stock unless after giving effect to the sale it continues to own at least $1.5 billion in value of Valeant common stock (and during that one year period it would not hedge its investment in that minimum number of shares).

The amended and restated limited liability company agreement of PS Fund 1, entered into by and among Pershing Square, certain funds advised by Pershing Square and Valeant Pharmaceuticals International (“Valeant USA”), generally reflected the terms of the Letter Agreement described above.

Also on February 25, 2014, PS Fund 1 began acquiring securities of Allergan. Following the acquisition by PS Fund 1 of 597,431 shares of Company Common Stock, Valeant contributed $75.9 million to PS Fund 1 in respect of such shares. Funds managed by Pershing Square contributed monies to PS Fund 1 to fund the acquisition of derivative instruments referencing Company Common Stock.

On April 11, 2014, PS Fund 1 crossed the 5% Schedule 13D ownership threshold and began a rapid accumulation program. By April 21, 2014, PS Fund 1 had acquired beneficial ownership of approximately 9.7% of the outstanding shares of Company Common Stock.

On April 21, 2014, Pershing Square and Valeant each filed a Schedule 13D disclosing their beneficial ownership of shares in Company Common Stock.

On April 22, 2014, Valeant made a public offer to David E.I. Pyott, the Chairman and Chief Executive Officer of Allergan, and the Board, to acquire Allergan for a price comprised of $48.30 in cash and 0.83 shares of Valeant for each Allergan share based on the fully diluted number of Allergan shares outstanding. Pursuant to the terms of the offer, Allergan shareholders would receive a substantial premium over Allergan’s unaffected stock price of $116.63 on April 10, 2014 (the day before Pershing Square began its rapid accumulation program) and would own approximately 43% of the combined company.

On April 22, 2014, Allergan issued a press release in which it confirmed receipt of the proposal from Valeant and stated that the Board, in consultation with its financial and legal advisors, would carefully review and consider the proposal and pursue the course of action that it believes is in the best interests of the Company’s shareholders. The Company also adopted a shareholder rights plan (commonly referred to as a “Poison Pill”), effective April 22, 2014.

On April 23, 2014, Mr. Ackman emailed Matthew Maletta, Allergan’s Associate General Counsel and Secretary, to request an opportunity to speak with Michael R. Gallagher, the lead independent director of the Board.

On April 24, 2014, Mr. Maletta arranged a telephone call between Mr. Ackman and Mr. Gallagher, but noted that Mr. Pyott and Jim Hindman, SVP of Investor Relations for Allergan, would be joining Mr. Gallagher on the call. While Mr. Ackman welcomed the opportunity to have a discussion with Mr. Pyott, Mr. Ackman’s purpose for the call was to speak with Mr. Gallagher, without management present, as the lead director who Mr. Ackman expected, based on the Allergan’s proxy disclosures, to be the Board’s independent representative for shareholders in considering the Valeant proposal.

During the April 24, 2014 call, Mr. Ackman requested the opportunity to speak with Mr. Gallagher in executive session which Mr. Gallagher rejected. Mr. Ackman then asked for Mr. Gallagher’s contact information so Mr. Ackman could contact Mr. Gallagher directly in the future. Mr. Gallagher was unwilling to provide Mr. Ackman with his contact information because Mr. Gallagher explained that he did not believe it was appropriate to speak to Mr. Ackman alone. Mr. Ackman then offered to speak with Mr. Gallagher with the Board’s counsel present on the call, and Mr. Gallagher also refused this request.

On May 1, 2014, early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, was granted with respect to the acquisition by PS Fund 1 of certain shares of Company Common Stock. Later that day, PS Fund 1 exercised its American-style call options to purchase Company Common Stock and also paid the applicable forward purchase price under the forward purchase contracts forward purchase contract to purchase Company Common Stock. As a result, PS Fund 1 became Allergan’s largest shareholder. In total, Pershing Square contributed approximately $3.624 billion to PS Fund 1 to fund the acquisition of Company Common Stock through the purchase and ultimate settlement of derivative instruments.

On May 5, 2014, in response to news reports stating that the Company had begun to approach alternative business combination partners, Mr, Ackman sent a letter to Mr. Gallagher, encouraging the Board to begin discussions with Valeant regarding its proposal. Among other things, Mr. Ackman’s letter highlighted Pershing Square’s belief that (i) the strength of Allergan’s negotiating position with Valeant comes, in part, from the potential that Allergan may negotiate a more valuable transaction with a large global pharmaceutical company, (ii) the list of global pharmaceutical companies with the financial capacity to buy Allergan is limited, and even more limited when factors such as strategic fit and antitrust risk are considered, and (iii) unless Allergan were to identify and engage with a large global pharmaceutical company for a transaction in the very near future, the odds of a transaction with such a counterparty are likely to decrease over time, the market and Valeant will likely learn of the lack of interest from alternative companies, and Allergan’s negotiating leverage with Valeant will decline. Indeed, in the days that followed such letter, news outlets reported that several global pharmaceutical companies, including Sanofi, Johnson & Johnson and Shire, had been contacted by Allergan and had declined to engage in a business combination transaction.

On May 12, 2014, Mr. Pyott sent a letter to J. Michael Pearson, the Chairman and Chief Executive Officer of Valeant, stating that the Board had rejected the Valeant proposal.

Later on May 12, 2014, Mr. Ackman sent a letter (the “220 Request”) to Mr. Maletta, pursuant to Section 220 of the Delaware General Corporation Law (the “DGCL”) requesting a complete record or list the holders of Company Common Stock.

On May 13, 2014, Pershing Square filed a preliminary proxy statement with the SEC announcing a meeting of Allergan stockholders in order to conduct a stockholder referendum in which stockholders would be given the opportunity to vote on a non-binding resolution with the same terms as Proposal 5 below to request that the Board promptly engage in good faith discussions with Valeant regarding Valeant’s proposal.

Also on May 13, 2014, Mr. Ackman spoke briefly by telephone with Mr. Pyott. Mr. Pyott only afforded fifteen minutes for the call despite Mr. Ackman’s understanding that Mr. Pyott had spent considerably more time with other Allergan shareholders and despite the fact that Pershing Square is Allergan’s largest shareholder. During the call, Mr. Ackman asked several questions concerning Allergan’s rejection of the Valeant proposal, and why the Board did not meet with Valeant before doing so. Mr. Pyott would not answer these questions, but simply told Mr. Ackman that the Valeant proposal substantially undervalued Allergan. At the end of the call, Mr. Ackman again requested the opportunity to meet with Allergan’s independent directors. Mr. Pyott said that he was the only member of the Board that was authorized to speak with shareholders and rejected Mr. Ackman’s request to meet with the full Board.

On May 19, 2014, Mr. Ackman sent a letter to Mr. Gallagher, the designated point of contact for corporate governance issues relating to Allergan. Mr. Ackman stated that, because Mr. Pyott stood to lose his leadership position if Valeant’s proposal were consummated, Mr. Pyott would be unable to engage in unconflicted discussions with Valeant and Pershing Square regarding that proposal. Mr. Ackman also expressed his displeasure that Allergan had rejected Valeant’s proposal without conducting any private due diligence.

Later on May 19, 2014, Mr. Gallagher sent a letter to Mr. Ackman in which he confirmed receipt of Mr. Ackman’s previous letter and stated his disagreement with Mr. Ackman’s assertion regarding Mr. Pyott’s disabling conflict of interest in respect of Valeant’s proposal.

Also on May 19, 2014, representatives of Latham & Watkins LLP (“Latham”), on behalf of Allergan, sent a letter to Stephen Fraidin, Partner at Kirkland & Ellis LLP (“Kirkland”) and counsel to Pershing Square, in response to the 220 Request, in which Latham stated that Allergan would make available to Pershing Square and certain of its affiliates such information set forth in the 220 Request that was currently available to Allergan.

On May 21, 2014, Mr. Ackman sent a letter to Mr. Gallagher confirming receipt of Mr. Gallagher’s May 19 letter and stating that Pershing Square was encouraged to hear that the Board had an “open mind” and would show a high degree of professionalism in its review of Valeant’s proposal, but that no effort had been made by the Board to reach out to Pershing Square or sit down with Valeant to discuss its proposal. Furthermore, Mr. Ackman noted Allergan’s negative characterization of Valeant’s proposal despite the immediate and long-term value that Valeant’s proposal represented for Allergan’s shareholders.

Later on May 21, 2014, Mr. Gallagher sent a letter to Mr. Ackman confirming receipt of Mr. Ackman’s prior letter and stating that the Board would carefully review any revised offer announced by Valeant.

On May 27, 2014, Allergan filed a presentation with the SEC in which it criticized Valeant’s business model and management team despite the fact that Allergan had failed to conduct any private due diligence on Valeant.

Later on May 27, 2014, representatives of Kirkland sent a letter to representatives of Latham requesting that Latham produce those documents set forth in the 220 Request which were currently available to Allergan and to provide a list of those documents which Allergan would not be able to produce.

On May 28, 2014, executives of Valeant held an investor presentation in New York City during which Valeant publicly announced an improved proposal and Valeant’s willingness to sit down with the Board and management to engage in meaningful discussions regarding that proposal. Also on May 28, 2014, Mr. Pearson sent a letter to Mr. Pyott outlining the improved proposal, which increased the cash component of Valeant’s proposal by $10.00 per share of Company Common Stock to $58.30, and included a contingent value right (the “CVR”) tied to sales of Allergan DARPin® representing an additional $25.00 of value per share of Company Common Stock. In addition, Valeant committed to invest up to $400 million to develop DARPin® and pay to Allergan shareholders 40% of the net sales of DARPin® after recovery of Valeant shareholders’ investment in DARPin® development expenses.

On May 29, 2014, at the Sanford C. Bernstein Strategic Decisions Conference in New York City, many of Allergan’s largest shareholders expressed to Mr. Ackman their support of a merger between Allergan and Valeant. These investors suggested that, if Valeant raised its offer to $180 in value per share of Company Common Stock based on Valeant’s current trading price, they would be supportive of a transaction.

On the morning of May 30, 2014, Mr. Ackman spoke by telephone with Mr. Pearson and conveyed to Mr. Pearson the substance of his conversations with other Allergan shareholders from the day before. Mr. Ackman indicated that if Valeant would raise its bid for Allergan so that its value (based on then current prices) approximated $180 per share of Company Common Stock, Pershing Square would accept a fixed exchange ratio of 1.22659 based on Allergan and Valeant closing prices on May 29, 2014. After considering Pershing Square’s proposal, Mr. Pearson contacted Mr. Ackman and said that he would recommend to Valeant’s board of directors that Valeant raise its offer for Allergan on the terms discussed with Mr. Ackman, which Valeant’s board of directors approved shortly thereafter.

Later in the afternoon on May 30, 2014, Valeant announced that it was making a revised proposal for Allergan under which each Allergan share would be exchanged for $72.00 in cash and 0.83 shares of Valeant common stock, based on the fully diluted number of Allergan shares outstanding. The revised proposal also referenced Valeant’s continued willingness to include the CVR if Allergan were to engage in negotiations with Valeant to work out the exact terms. Under the revised proposal, Allergan stockholders would continue to be able to elect cash and/or Valeant stock, subject to proration. Pershing Square also separately agreed to exchange its Allergan shares for Valeant shares at a 1.22659 exchange ratio, based on closing stock prices of Allergan and Valeant on May 29, 2014, and receive no cash consideration.

As of the close of trading on May 30, 2014, Valeant’s proposal represented $180.90 in value for each share of Company Common Stock held by Allergan shareholders.

PLANS FOR THE SPECIAL MEETING

If we, the Requesting Shareholder, with the support of other shareholders are successful in obtaining sufficient shareholder support to request that a Special Meeting be called pursuant to the Bylaws and the Special Meeting is called, we expect to present the following matters for a shareholder vote at the Special Meeting:

•	Proposal 1: “RESOLVED, that the following six members of the current Board, [—], [—], [—], [—], [—] and [—], be removed from office, without cause, immediately as well as any other person or persons elected or appointed to the Board without shareholder approval after the Company’s 2014 annual meeting and up to and including the date of the Special Meeting.”

Article 7 of the Charter, along with Section 141(k) of the DGCL provides that any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of the Company’s directors.

•	Proposal 2: “RESOLVED, that the shareholders of Allergan hereby request that the Board elect or appoint the following individuals to serve as directors on the Board, regardless of whether Proposal 1 is passed: [—], [—], [—], [—], [—] and [—].”

Pursuant to Article II, Section 6 of the Bylaws, such a proposal requesting that the Board elect or appoint such individuals as directors requires the vote of a majority in voting interest of the shareholders present in person or by proxy and entitled to vote at such Special Meeting on such matter, a quorum being present. Please note that the Board has no obligation to take any action with respect to the shareholders’ request to appoint new directors (which action is necessary to effect such request). Each Group Nominee named in this Proposal 2 has consented to be named in a proxy statement and to serve as a director of the Company, if elected. Each Group Nominee’s consent is attached to the Special Meeting Request Form in accordance with Article II, Section 9(A) of the Bylaws. If the Group Nominees are elected, they intend to discharge their duties as directors of the Company consistent with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. If elected, each Group Nominee named in this Proposal 2 would serve as a director until the Company’s annual meeting in 2015.

•

Proposal 3: “RESOLVED, that Article II, Section 3 and Article II, Section 9 of the Bylaws be amended to remove certain onerous special provisions, to provide mechanics for determining the place, date and hour of and record date for any special meeting called at the request of Company’s shareholders and to provide mechanics for calling a special meeting if no directors or less than a majority of directors are then in office, and that Article III, Section 2 of the Bylaws be amended to establish the authorized number of directors of the Company at nine directors, in each case as set forth in greater detail on the attached Exhibit C.”

Pursuant to Article II, Section 6 of the Bylaws, the amendment of the Bylaws requires the vote of a majority in voting interest of the shareholders present in person or by proxy and entitled to vote at the Special Meeting on such matter, a quorum (which is a majority in voting interest of the shares of the Company) being present.

•	Proposal 4: “RESOLVED, that any amendment changing the Bylaws in any way from the version that was publicly filed with the SEC on March 26, 2014 and became effective as of May 6, 2014, be and hereby is repealed.”

Pursuant to Article VII, Section 3 of the Bylaws, the repeal of amendments to the Bylaws requires the vote of a majority in voting interest of the shareholders present in person or by proxy and entitled to vote at the Special Meeting on such matter, a quorum being present. This Proposal 4 is designed to prevent the Board from taking actions to amend the Bylaws to attempt to nullify or delay the actions taken by, or proposed to be taken by, the shareholders pursuant to the Proposals or to create new obstacles to the consummation of the transactions contemplated by Valeant’s proposal.

•	Proposal 5: “RESOLVED, that the shareholders of Allergan hereby request that the Board promptly engage in good faith discussions with Valeant regarding Valeant’s offer to merge with the Company, without in any way precluding discussions the Board may choose to engage in with other parties potentially offering higher value.”

Pursuant to Article II, Section 6 of the Bylaws, such a proposal requesting that the Board promptly engage in good faith discussions with Valeant regarding Valeant’s proposal requires the vote of a majority in voting interest of the shareholders present in person or by proxy and entitled to vote at such Special Meeting on such matter, a quorum being present.

We will solicit votes in favor of the Proposals only by means of a proxy statement and proxy card once the record and meeting dates for the Special Meeting have been established. If the Requesting Shareholder is successful in requesting that the Special Meeting be called as a result of the Requisite Holders completing, executing, dating and returning the enclosed Special Meeting Request Forms and the accompanying WHITE Proxy Cards to D.F. King, then we will include in the Requesting Shareholder’s definitive proxy statement for such Special Meeting information regarding voting at such Special Meeting. The sole purpose of this solicitation, and the only effect of your return of the enclosed Special Meeting Request Form and the accompanying WHITE Proxy Card, is to request the calling of the Special Meeting and to empower us to deliver your Special Meeting Request Form to the Company’s Secretary.

Accordingly, we urge you to join with us to request the call of the Special Meeting for the purpose of submitting the Proposals to shareholders for a vote thereon. To help us call the Special Meeting, please follow the instructions for delivering your Special Meeting Request Form and WHITE Proxy Card described below.

WE URGE YOU TO COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED SPECIAL MEETING REQUEST FORM AND THE ACCOMPANYING WHITE PROXY CARD TO D.F. KING.

THE SPECIAL MEETING

Special Meeting Request Form and the Proxy Card. The Requesting Shareholder is asking the shareholders to complete, execute, date and return the enclosed Special Meeting Request Forms and the accompanying WHITE Proxy Cards to D.F. King, which is assisting us with this solicitation and, pursuant to your executed Proxy Cards, will deliver the executed written requests from the Requisite Shareholders (once received) to the Company’s Secretary to obligate the Company to call the Special Meeting of shareholders pursuant to the Bylaws. We are furnishing this Solicitation Statement, the Special Meeting Request Forms and the WHITE Proxy Cards to enable you and the Company’s other shareholders to support us in requesting the Special Meeting be called and held.

For the Special Meeting to be properly requested in accordance with the Bylaws, the written request in favor of the call of the Special Meeting must be executed by the Requisite Holders. On the date of filing of this Solicitation Statement, PS Fund 1 is the record holder of 28,878,538 shares of Company Common Stock and the Requesting Shareholder is the beneficial owner of 28,878,638 shares of Company Common Stock. According to the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on May 7, 2014 (the “Company 10-Q”), there were 297,556,619 shares of Company Common Stock outstanding (exclusive of 10,035,814 shares of Company Common Stock held in treasury). Based on the number of shares outstanding, the written request by holders representing an aggregate of at least 74,389,155 shares of Company Common Stock, including the shares held by the Requesting Shareholder, will be required to request the call of the Special Meeting. There is no particular record date for the Special Meeting Requests; however, the Requesting Shareholder anticipates submitting all of the Special Meeting Request Forms on the first business day after the Requesting Shareholder discloses that it believes that it has obtained sufficient Special Meeting Request Forms to call a Special Meeting.

If we receive executed Special Meeting Request Forms and Proxy Cards from the Requisite Holders, we will request that the Secretary of the Company promptly call the Special Meeting as soon as possible following the date on which Special Meeting Request Forms and Proxy Cards from the Requisite Holders are received and delivered to the Company’s Secretary, and in any event no later than [—] days after the date on which the Requesting Shareholder delivers Special Meeting Request Forms and Proxy Cards from the Requisite Holders. After the Special Meeting is called, we intend to solicit proxies from you in support of the Proposals by sending you a notice of the Special Meeting, a proxy statement and a proxy card for use therewith. At the Special Meeting, the shareholders will be asked to vote “For” the Proposals.

Record Date for Special Meeting. The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting shall be at the close of business on the day immediately preceding the day upon which notice of the Special Meeting is given to shareholders, unless the Board sets a different record date in accordance with Article VI, Section 5 of the Bylaws and Section 213 of the DGCL. In any event, such record date shall not be more than 60 nor less than 10 days before the date of the Special Meeting.

Time and Location of Special Meeting; Notice of Special Meeting. The Bylaws provide that all meetings of shareholders shall be held either at the principal office of the Company (which is 2525 Dupont Drive, Irvine, California, 92612) or at any other place that may be designated by the Board. Further, the Bylaws require the Company, in complying with a request to convene the Special Meeting, to provide shareholders written notice of the place, date and hour of the Special Meeting and shall also state the purpose for which the Special Meeting is called not less than 10 days nor more than 60 days before the date of the Special Meeting. If the Special Meeting is requested by the Requisite Shareholders, the Bylaws provide that the Board may (in lieu of calling the requested special meeting) present an identical or substantially similar item at another meeting of shareholders that is to be held 120 days from the date the Company’s Secretary receives such Special Meeting request. We will strongly discourage the Board from taking such action, which will effectively delay addressing the Proposals in a timely manner, and recommend that you do the same.

We expect to request, in any future proxy solicitation relating to the Special Meeting, authority (i) to initiate and vote for Proposals, (ii) to recess or adjourn the Special Meeting for any reason and (iii) to oppose and vote against any proposal to recess or adjourn the Special Meeting. We do not currently anticipate additional proposals on any substantive matters. Nevertheless, we reserve the right to either modify the Proposals or cause additional proposals to be identified in the notice of, and in, the proxy materials for the Special Meeting. Should any other proposals be brought before the Special Meeting, we will vote the Company’s proxies on such matters in the Company’s discretion.

PROCEDURES FOR SUBMITTING SPECIAL MEETING REQUEST FORMS AND PROXY CARDS

Pursuant to this Solicitation Statement, the Requesting Shareholder is requesting that the holders of the outstanding shares of Company Common Stock complete, execute, date and deliver to D.F. King at the address set forth on the enclosed envelope, the Special Meeting Request Forms attached hereto as Exhibit A by which you will request that the Company’s Secretary call the Special Meeting and hold such Special Meeting as soon as possible, and the accompanying WHITE Proxy Cards attached hereto as Exhibit B by which you will empower us to deliver your executed Special Meeting Request Forms to the Company’s Secretary on your behalf. Please note that, because Article II, Section 3(a) of the Bylaws provides that special meeting requests from multiple shareholders may be aggregated and considered together only if they identify the same purposes and the same matters proposed to be acted on the meeting, we request that you not change the purposes or Proposals stated in the Special Meeting Request Forms.

Executed Special Meeting Request Forms and Proxy Cards should be delivered by mail using the enclosed postage-paid envelope. If we receive executed Special Meeting Request Forms and Proxy Cards from the Requisite Holders, we will request the Secretary of the Company to promptly call the Special Meeting at such time. Please note that you must date and deliver the executed Special Meeting Request Forms within 60 days from [—], 2014.

Sales of Your Common Stock. If any portion of your shares of Company Common Stock is sold, or there is any other reduction in your Net Long Beneficial Ownership, prior to the date of the Special Meeting, your written request to hold the Special Meeting will be deemed revoked to the extent of such sale or reduction. Therefore, we request that you not sell any portion of your shares, or otherwise reduce your Net Long Beneficial Ownership, until after the date of the Special Meeting.

Updates to Your Special Meeting Request Form. All information provided or required to be provided in the Special Meeting Request Form must be true and correct as of the record date for notice of the Special Meeting and as of the date that is 10 business days prior to the date for the Special Meeting or any adjournment or postponement thereof. In accordance with Article II, Section 3(c) of the Bylaws, if there is any update that needs to be made with respect to the information you provided in your Special Meeting Request Form after your submission, you must further update and supplement the information as necessary and send it to the Secretary of the Company at the principal executive office of the Company at the address below, to be received by (i) not later than five business days after the record date for notice of the Special Meeting (in the case of the update and supplement required to be made as of such record date), and (ii) not later than eight business days prior to the date for the Special Meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the Special Meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of 10 business days prior to the date for the Special Meeting or any adjournment or postponement thereof):

Allergan, Inc.

2525 Dupont Drive

Irvine, California 92612

ATTN: Secretary

Please note that the delivery of the enclosed Special Meeting Request Form and the accompanying Proxy Card will not commit you to cast any vote in respect of any Proposal to be brought before the Special Meeting. To vote on the matters to be brought before the Special Meeting, you must vote by proxy or in person at the Special Meeting.

Revocation Procedure. Shareholders who have executed and delivered a Proxy Card may revoke it at any time before the proxy is exercised by delivering an instrument revoking the earlier Proxy Card, or a duly executed later dated Proxy Card for the same shares, to D.F. King, our proxy solicitor, at 48 Wall Street, New York, New York 10005.

You may revoke your Special Meeting Request Form at any time prior to the date of the Special Meeting by delivering a written revocation to the Company’s Secretary at the address above. Such a revocation must clearly state that your Special Meeting Request Form is no longer effective. Although such revocation is effective if delivered to the Secretary of the Company or to such other recipient as the Company may designate as its agent, we request that either the original or photostatic copies of all revocations be mailed or faxed to the Requesting Shareholder, care of D.F. King, so that we will be aware of all revocations and can more accurately determine if and when enough Special Meeting Request Forms have been received from shareholders.

Delivery Procedures for Direct and Beneficial Owners. If your shares of Company Common Stock are registered in your own name, please sign, date and mail the enclosed Special Meeting Request Form and the accompanying Proxy Card to D.F. King in the postage-paid envelope provided.

If any of your shares of Company Common Stock are held in the name of a brokerage firm, bank nominee or other institution, only it can sign the Special Meeting Request Form and Proxy Card. Accordingly, please contact the person responsible for your account and give instructions for the WHITE Proxy Card to be signed representing your shares of Company Common Stock. In addition, please include the name and address of the account holder as it appears on the Company’s books and attach evidence of beneficial ownership to the Special Meeting Request Form.

Your Special Meeting Request Form and Proxy Card are important, no matter how many or how few shares you own. Please complete, execute, date and return the enclosed Special Meeting Request Form and the accompanying WHITE Proxy Card to the address set forth on the enclosed envelope as promptly as possible. The failure to sign and return the Special Meeting Request Form and the accompanying WHITE Proxy Card will have the same effect as opposing the call of a Special Meeting.

If you have any questions about completing, executing, dating and delivering your Special Meeting Request Form and the accompanying Proxy Card or require assistance, please contact:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Toll-free: (800) 859-8511

Banks and brokers: (212) 269-5550

By completing, executing, dating the enclosed Special Meeting Request Form and the accompanying Proxy Card and returning them to D.F. King, you are not committing to cast any vote in respect of, nor are you granting us any proxy to vote on, any Proposal to be brought before the Special Meeting.

SOLICITATION OF REQUESTS AND PROXIES; EXPENSES

The Requesting Shareholder will bear the entire expense of preparing and mailing this Solicitation Statement and any other soliciting material and the total expenditures relating to the solicitation of revocable proxies to empower us to deliver to the Company’s Secretary Special Meeting Request Forms to call the Special Meeting, including, without limitation, costs, if any, related to advertising, printing, fees of attorneys, financial advisors, solicitors and accountants, public relations, transportation and litigation. We may solicit your proxy by telephone, email, facsimile, and personal solicitation, in addition to mail. We will reimburse the reasonable out-of-pocket expenses of banks, brokerage houses, and other custodians, nominees, and fiduciaries in connection with the forwarding of solicitation material to the beneficial owners of Company Common Stock that such institutions hold.

D.F. King, our proxy solicitation firm, has been retained to assist in this solicitation and will receive customary fees for its services, plus reimbursement of reasonable out-of-pocket expenses. D.F. King will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. The firm will utilize approximately 30 persons in its solicitation efforts.

We estimate that our total expenditures relating to this solicitation will be approximately [$        ] (including, without limitation, costs, if any, related to advertising, printing, public relations, transportation, litigation, and fees of attorneys, financial advisors, solicitors and accountants). Our total expenditures to date relating to these solicitations have been approximately [$        ].

CERTAIN INFORMATION REGARDING THE COMPANY

The Company is a Delaware corporation with its principal executive offices at 2525 Dupont Drive, Irvine, California.

The Company is subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith it files periodic reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by calling (202) 551-8090. The Company’s filings with the SEC are also available to the public without charge on the SEC’s website (http://www.sec.gov).

Except as otherwise noted herein, the information concerning the Company contained in this Solicitation Statement has been taken from or based upon publicly available documents and records on file with the SEC and other public sources. Although we do not have any knowledge that would indicate that any statement contained herein based upon such documents and records is untrue, we have not independently verified the accuracy or completeness of such information and do not take any responsibility for the accuracy or completeness of the information contained in such documents and records, or for any failure by the Company to disclose events that may affect the significance or accuracy of such information. For information regarding the security ownership of the directors and the management of the Company, please refer to Annex A attached to this Solicitation Statement.

INFORMATION REGARDING THE NOMINEES

In the event that the Special Meeting is called and held and the Company’s shareholders approve the proposal to remove from office, without cause, the following six members of the current Board: [—], [—], [—], [—], [—] and [—], and any person or persons appointed by the Board without shareholder approval after the 2014 Annual Meeting and up to and including the date of the Special Meeting, Proposal 2 requests the appointment or election of the Group Nominees. Set forth below are the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of the proposed Group Nominees. We reserve the right to request the appointment or election of substitute persons for any of the Group Nominees named herein. This information has been furnished to the Requesting Shareholder by the Group Nominees.

Nominee	Age	Other Information

The Charter and the Bylaws currently permit the Company’s shareholders to remove its directors with or without cause, but further provide that any vacancies on the Board will be filled solely by the affirmative vote of a majority of the remaining directors then in office, and do not permit the Company’s shareholders to fill any vacancies on the Board. Therefore, the Board’s action is necessary to effect the shareholders’ request to appoint or elect the Group Nominees, but the Board has no obligation to take any action with respect to such request. However, in the event that, at the time of filling any board vacancy, the directors then in office constitute less than a majority of the whole board, Section 223(c) of the DGCL authorizes the Delaware Court of Chancery, upon the application of any shareholder or shareholders holding at least 10 percent of the voting stock at the time outstanding having the right to vote for such directors, to summarily order an election to be held to fill any such vacancies or to replace the directors chosen by the directors then in office. If the Board ignores the request to fill vacancies as contemplated in Proposal 2, Pershing Square reserves its right to petition the Delaware Court of Chancery under Section 223(c) of the DGCL to order a new election.

CERTAIN INFORMATION REGARDING THE PARTICIPANTS

The Requesting Shareholder and certain other persons listed below are participants in this solicitation.

The business address of the Pershing Square Participants (as defined below) is 888 Seventh Avenue, 42nd Floor, New York, NY 10019. The business address of Valeant is 2150 St. Elzéar Blvd. West Laval, Quebec, Canada, H7L 4A8, and the business address of Valeant USA is 400 Somerset Corporate Boulevard, Bridgewater, New Jersey 08807. The business address of the Valeant Officer Participants (as defined below) is 2150 St. Elzéar Blvd. West Laval, Quebec, Canada, H7L 4A8.

PS Fund 1 and Valeant have been shareholders of the Company since February 25, 2014 and May 7, 2014, respectively. As of [—], 2014, approximately 9.7% of the outstanding shares of Company Common Stock were held for the accounts of Pershing Square Participants and the Valeant Participants (as defined below) as follows:

	Ownership of Company Common Stock		Percent of Class (1)
Pershing Square Capital Management, L.P.	28,878,638	(2)	9.7%
PS Management GP, LLC	28,878,638	(2)	9.7%
PS Fund 1, LLC	28,878,638	(2)	9.7%
William A. Ackman	28,878,638	(2)	9.7%
William F. Doyle	0		0
Ben Hakim	0		0
Jordan H. Rubin	0		0
Roy J. Katzovicz	0		0
Valeant Pharmaceuticals International, Inc.	28,878,638	(2)	9.7%
Valeant Pharmaceuticals International	28,878,638	(2)	9.7%
J. Michael Pearson	0		0
Howard B. Schiller	0		0
Ari S. Kellen	0		0
Laurie W. Little	0		0
Total	28,878,638	(2)	9.7%

(1)	Based on 297,556,619 shares of Company Common Stock outstanding as of May 1, 2014 (exclusive of 10,035,841 shares of Company Common Stock held in treasury) as reported in the Company 10-Q.
(2)	The total number of shares beneficially owned by the Pershing Square Participants and the Valeant Participants include 28,878,538 shares of Common Stock owned by PS Fund 1, LLC and 100 shares of Common Stock owned by Valeant USA.

Pershing Square Participants

Pershing Square serves as investment advisor to PS Fund 1 with respect to 28,878,538 shares of Company Common Stock held for the accounts of this fund and may be deemed to have beneficial ownership of such shares of Company Common Stock for purposes of Rule 13d-3 under the Exchange Act (“Rule 13d-3”).

Pershing Square is an investment adviser founded in 2003 and registered with the SEC. Pershing Square is a concentrated, research-intensive, fundamental value investor in the public markets.

PS Management GP, LLC (“PS Management”), a Delaware limited liability company, serves as the general partner of Pershing Square and may be deemed to be the beneficial owner of such shares of Company Common Stock owned by Pershing Square for purposes of Rule 13d-3. William A. Ackman is the Chief Executive Officer of Pershing Square and managing member of PS Management and may be deemed to be the beneficial owner of such shares of Company Common Stock owned by Pershing Square for purposes of Rule 13d-3.

PS Fund 1 is a Delaware limited liability company formed by Pershing Square to purchase certain securities of the Company. Valeant USA contributed $75.9 million of its working capital to PS Fund 1 for such purpose and, together with the capital contribution from Pershing Square, PS Fund 1 acquired 28,878,538 shares of Company Common Stock.

In addition, William A. Ackman, William F. Doyle, Ben Hakim, Jordan H. Rubin and Roy J. Katzovicz (together with Pershing Square, PS Management, and PS Fund 1, the “Pershing Square Participants”), may be deemed “participants” under SEC rules in this solicitation.

Valeant Participants

Valeant is a corporation continued under the laws of British Columbia, Canada. Valeant USA is a Delaware corporation and a wholly owned subsidiary of Valeant. Valeant and Valeant USA are multinational, specialty pharmaceutical and medical device companies that develop, manufacture, and market a broad range of branded, generic and branded generic pharmaceuticals, over-the-counter products, and medical devices (contact lenses, intraocular lenses, ophthalmic surgical equipment, and aesthetics devices).

In addition, J. Michael Pearson, Chairman and Chief Executive Officer of Valeant, Howard B. Schiller, Director, Executive Vice President and Chief Financial Officer of Valeant, Ari S. Kellen, Executive Vice President and Company Group Chairman of Valeant, and Laurie W. Little, Senior Vice President, Investor Relations of Valeant (the “Valeant Officer Participants” and, together with Valeant and Valeant USA, the “Valeant Participants”), may be deemed “participants” under SEC rules in this solicitation.

Group Nominees

[—]

Section 13(d) Group

Each of Pershing Square, PS Management, PS Fund 1, William A. Ackman, Valeant and Valeant USA, as a member of a “group” for the purposes of Rule 13d-5(b)(1) under the Exchange Act, is deemed to be a beneficial owner of the 28,878,638 shares of Company Common Stock held by each of the members of the group combined, or 9.7% of the issued and outstanding Company Common Stock based on 297,556,619 shares of Company Common Stock outstanding as of May 1, 2014 (exclusive of 10,035,841 shares of Company Common Stock held in treasury) as reported in the Company 10-Q, and each entity or individual may be deemed to beneficially own the shares of each other entity or individual in the reporting group. Each member of the group disclaims beneficial ownership of such shares of Company Common Stock, except to the extent it exercises voting or dispositive power with respect to those shares. Such shares include 100 shares of Company Common Stock with respect to which Valeant exercises sole voting and dispositive power.

For information regarding purchases and sales of securities of the Company during the past two years by the Pershing Square Participants and the Valeant Participants, please refer to Annex B to this Solicitation Statement. Except as set forth on Annex B, there have been no purchases or sales in the securities of the Company in the past two years by such parties.

Except as set forth in this Solicitation Statement (including the annexes, exhibits and any other attachments hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his, her or its associates was a party to, or had a direct or indirect material interest in, any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Special Meeting; and (xii) no participant in this solicitation has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

For the purposes of the foregoing, the term “associates” shall have the meaning as that term is defined in Rule 14a-1 of Regulation 14A under the Exchange Act.

CERTAIN EFFECTS RELATED TO THIS SOLICITATION

According to the Company 10-Q, Allergan had approximately $2.815 billion of cash and cash equivalents on its balance sheet for the fiscal period ended March 31, 2014 and long-term debt of approximately $2.095 billion, for a net cash position of approximately $72 million.

Based upon a review of the Company’s public filings with the SEC, pursuant to the Company’s Amended and Restated Credit Agreement, dated as of October 28, 2011 (the “Credit Agreement”), the Proposals could potentially result in an Event of Default (as defined in the Credit Agreement), which includes a change in the majority of the Board, unless approved by the original Board members in office on the effective date of the Credit Agreement and/or their successors. An Event of Default would permit Lenders (as defined in the Credit Agreement) holding more than 50% of the commitments under the Credit Agreement to terminate the commitments under the Credit Agreement and to declare the outstanding principal and accrued interest due and payable. The Company could also seek a waiver of such Event of Default which would require the approval of the Lenders. As reported in the Company 10-Q, the Company had no borrowings under the Credit Agreement.

Based upon a review of the Company’s public filings with the SEC, the Proposals could potentially result in a Change in Control (as defined in the respective agreements) under a number of agreements with the Company’s named executive officers (“NEOs”) and other management level employees. Under the 2014 Management Bonus Plan and the Executive Bonus Plan (applicable only to David Pyott), upon a Change in Control, participants will be paid a bonus prorated to the effective date of such Change in Control, with the Company’s performance being deemed to be the greater of (i) 100% of the underlying target goals and (ii) the prorated actual year-to-date performance. The NEOs’ target bonus amounts are: for Mr. Pyott, 135% of his base salary ($1,365,000); for Jeffrey Edwards, 75% of his base salary ($645,000); for Scott Whitcup, 75% of his base salary ($645,000); for Julian Gangolli, 60% of his base salary ($556,000), and for Douglas Ingram, 77.5% of his base salary ($700,000). We note, however, that the target bonus amount for Mr. Pyott and Mr. Ingram and each of the base salary amounts provided herein are based on information filed with the SEC with respect to the 2013 fiscal year.

With respect to awards granted in 2010 and thereafter under the 2008 Incentive Award Plan and with respect to unvested option, restricted stock unit (“RSU”), and restricted stock awards granted under the Company’s 2011 Incentive Award Plan, awards will be subject to “double trigger” change in control vesting in the event of a termination without cause or a resignation for good reason within two years after the Change in Control, provided, however, the Company may decide to cancel and cash-out the outstanding equity awards, in which case, such awards will “single-trigger” vest upon the Change in Control (with performance-based RSUs vesting to the extent that the Company achieves the underlying performance objectives on an abbreviated basis). Based on information filed with the SEC, the NEOs’ respective unvested holdings are: 477,000 options and 165,000 performance-based RSUs for Mr. Pyott; 99,000 options for Mr. Ingram; 106,750 options for Mr. Edwards; 133,500 options for Mr. Whitcup; and 97,000 options and 3,000 shares of restricted stock for Mr. Gangolli. More generally, as reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as of December 31, 2013, there were 12,051,000 unvested options and 875,000 unvested “restricted share” awards (which amount includes restricted stock and RSUs).

The Company’s Change in Control Policy provides employees at the vice president level or above with certain severance entitlements in the event of a termination without cause or a resignation for good reason within two years after a Change in Control of the Company (a “Qualifying Termination”). Under the Change in Control Policy, upon such a Qualifying Termination, participants at the CEO, President and Executive Vice President level (including the NEOs) are eligible to receive (A) a lump sum cash payment equal to three times the sum of (i) the participant’s highest annual salary rate within the five-year period preceding the termination and (ii) the participant’s target annual bonus for the year in which the Qualifying Termination occurs (the “Cash Severance Payment”) and (B) continued participation (at no cost to the participant) in medical, dental and vision benefit programs for the three-year period following the termination and outplacement benefits of a type and duration generally provided to employees at the participant’s level (the “Continued Employee Benefits”). Based on information filed with the SEC, upon a Qualifying Termination as of December 31, 2013, each NEO would be entitled to receive a Cash Severance Payment under the Company’s Change in Control Policy in an amount as follows: $9,623,250 for Mr. Pyott; $3,624,000 for Mr. Ingram; $3,386,250 for Mr. Edwards; $3,386,250 for Mr. Whitcup; and $2,668,800 for Mr. Gangolli and each NEO would be entitled to receive Continued Employee Benefits with a value as follows: $80,389 for Mr. Pyott; $80,410 for Mr. Ingram; $76,049 for Mr. Edwards; $36,487 for Mr. Whitcup; and $77,002 for Mr. Gangolli.

In the event of a Change in Control, each participant in the Company’s Supplemental Executive Benefit Plan and the Supplemental Retirement Income Plan will be entitled to receive a lump sum payment in lieu of accrued benefits under each respective plan, with such lump sum payment calculated using a more favorable discount rate of 3.6%. Under the Company’s Executive Deferred Compensation Plan, in the event of a Change in Control, each participant will become vested in the unvested portion of his or her plan account. Based on the Company’s public filings, we understand that all five NEOs are participants in the Supplemental Executive Benefit Plan and that Messrs. Whitcup and Gangolli were the only NEOs who participated in the Executive Deferred Compensation Plan in 2013. We are unable to confirm from the Company’s public filings with the SEC to what extent any individuals are currently receiving benefits under these plans (though no NEOs are currently receiving any such benefits).

We have not independently verified if the copies of the agreements discussed above (collectively, the “Filed Agreements”) and publicly filed by the Company with the SEC are the same as the executed copies of the Filed Agreements, and the analyses above are based on our review of the Company’s public SEC filings. While we not aware of any, there may be other compensation or vesting provisions with other Company employees or directors may be triggered by a change in control. The discussion of the potential impact of the Proposals is based entirely upon our review of the Filed Agreements and the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. If the Company’s shareholders approve the Proposals, prior to the acceleration of vesting of any Company equity awards (which will occur if the Company decides to cancel and cash-out the outstanding equity awards) or the payment of any compensation described above, we expect to review with counsel the original copies of all relevant agreements, award documentation and Company records associated with the creation of the potential obligations upon a change in control.

YOUR SUPPORT IS IMPORTANT

NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, WE ARE SEEKING YOUR SUPPORT. PLEASE COMPLETE, EXECUTE, DATE, AND MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE (TO THE ADDRESS SET FORTH ON THE ENVELOPE, WHICH IS SAME AS THE ADDRESS AT THE BOTTOM OF THIS PAGE) THE ENCLOSED SPECIAL MEETING REQUEST FORM AND THE ACCOMPANYING WHITE PROXY CARD AS SOON AS POSSIBLE.

IF YOUR SHARES OF COMPANY COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN THE SPECIAL MEETING REQUEST FORM AND PROXY CARD. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR THE PROXY CARD TO BE SIGNED REPRESENTING YOUR SHARES OF COMPANY COMMON STOCK. IN ADDITION, PLEASE INCLUDE THE NAME AND ADDRESS OF THE ACCOUNT HOLDER AS IT APPEARS ON THE COMPANY’S BOOKS AND ATTACH EVIDENCE OF BENEFICIAL OWNERSHIP TO THE SPECIAL MEETING REQUEST FORM.

WHOM YOU CAN CALL IF YOU HAVE QUESTIONS

If you have any questions or require any assistance, please contact D.F. King, proxy solicitors for the Requesting Shareholder, at the following address and toll free telephone number:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

Toll-free: (800) 859-8511

Banks and brokers: (212) 269-5550

IT IS IMPORTANT THAT YOU COMPLETE, EXECUTE DATE AND RETURN THE ENCLOSED SPECIAL MEETING REQUEST FORM AND THE ACCOMPANYING WHITE PROXY CARD PROMPTLY TO D.F. KING IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

THE REQUESTING SHAREHOLDER

[—], 2014

ANNEX A

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT OF THE COMPANY

AND PRINCIPAL SHAREHOLDERS

Security Ownership of Directors and Executive Officers

The following information is based solely on the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on March 26, 2014 for its 2014 annual meeting (the “Company Proxy Statement”) and the Company 10-Q, and the Requesting Shareholder makes no representation regarding its accuracy or completeness. The Company indicated in the Company Proxy Statement that, to the Company’s knowledge, the following table summarizes information as of March 11, 2014 with respect to ownership of the outstanding shares of Company Common Stock by (i) each director, (ii) the Chief Executive Officer, Chief Financial Officer, and each of the Company’s three other most highly compensated executive officers for the year ended December 31, 2013, and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, each person in the table has sole voting and investment power of the shares listed as owned by such person. The percentages in the following table are based on 297,556,619 shares of Company Common Stock outstanding as of May 1, 2014 (exclusive of 10,035,841 shares of Company Common Stock held in treasury) as reported in the Company 10-Q.

	Vested Shares of Company Common Stock Owned(1)	Rights to Acquire Shares of Company Common Stock(2)	Unvested Shares of Restricted Stock/Units	Total Shares of Company Common Stock Beneficially Owned	Percent of Class(3)
Directors:
Deborah Dunsire, M.D.	29,111	65,123	0	94,234		*
Michael R. Gallagher	36,400	61,750	0	98,150		*
Trevor M. Jones, Ph.D.	200	54,476	0	54,676		*
Louis J. Lavigne, Jr.	14,421	3,102	0	17,523		*
Peter J. McDonnell, M.D.	0	3,102	0	3,102		*
Timothy D. Proctor	0	3,261	0	3,261		*
David E.I. Pyott	234,168	2,265,200	165,000	2,664,368		*
Russell T. Ray	22,810	57,702	0	80,512		*
Henri A. Termeer(4)	0	0	0	0		*
Other Named Executive Officers:
Douglas S. Ingram	30,101	527,700	0	557,801		*
Jeffrey L. Edwards	20,259	207,850	0	228,109		*
Scott M. Whitcup, M.D.	20,849	556,200	0	577,049		*
Julian S. Gangolli	20,590	140,500	3,000	164,090		*
All current directors and executive officers (as a group 17 persons, including those named above)	454,077	4,348,166	178,700	4,980,943	1.674

*	Beneficially owns less than 1% of the outstanding Company Common Stock.
(1)	In addition to shares held in the individual’s sole name, this column includes: (1) shares held by the spouse of the named person and shares held in various trusts; and (2) for executive officers, shares held in trust for the benefit of the named employee in the Company’s Savings and Investment Plan and Employee Stock Ownership Plan as of March 11, 2014.
(2)

This column also includes shares which the person or group has the right to acquire within 60 days of March 11, 2014 as follows: (1) for executive officers, these shares include shares that may be acquired upon the exercise of stock options and vesting of restricted stock units; and (2) for non-employee directors, these shares include shares that may be acquired upon the exercise of stock options and vesting of restricted stock units, as well as shares accrued under the Company’s Deferred Directors’ Fee Program as of March 11, 2014. Under the Company’s Deferred Directors’ Fee Program, participants may elect to defer all or a portion of their retainer and meeting fees until termination of their status as a director. Deferred amounts are treated as having been invested in Company Common Stock such that on the date of deferral the director is credited with a number of phantom shares of Company Common Stock equal to the amount of fees deferred divided by the market price of a share of Company Common Stock as of the date of deferral. Upon termination of the director’s service on the Board, the director will receive shares of Company Common Stock equal to the number of phantom shares of Company Common Stock credited to such director under the Deferred Directors’ Fee Program.
(3)	Based on 297,556,619 shares of Company Common Stock outstanding as of May 1, 2014 (exclusive of 10,035,841 shares of Company Common Stock held in treasury), as reported in the Company 10-Q.
(4)	Mr. Termeer was appointed to the Board on January 24, 2014.

Security Ownership of Certain Principal Shareholders

Set forth below is the name and stock ownership of each person or group of persons known by the Company to beneficially own more than 5% of the outstanding shares of Company Common Stock, and is based on the Company Proxy Statement and information provided by the beneficial owner in subsequent public filings made with the SEC.

Name and Address of Beneficial Owners	Shares Beneficially Owned		Percent of Class(1)
Capital Research Global Investors 40 East 52nd Street New York, NY 10022	17,472,533	(2)	5.87%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	17,416,972	(3)	5.85%
Pershing Square Capital Management, L.P. 888 Seventh Avenue, 42nd Floor New York, NY 10019	28,878,638	(4)	9.71%
PS Management GP, LLC 888 Seventh Avenue, 42nd Floor New York, NY 10019	28,878,638	(4)	9.71%
William A. Ackman 888 Seventh Avenue, 42nd Floor New York, NY 10019	28,878,638	(4)	9.71%
Valeant Pharmaceuticals International, Inc. 2150 St. Elzéar Blvd. West Laval, Quebec, Canada, H7L 4A8	28,878,638	(5)	9.71%
Valeant Pharmaceuticals International 400 Somerset Corporate Boulevard Bridgewater, New Jersey 08807	28,878,638	(5)	9.71%

(1)	Based on 297,556,619 shares outstanding as of May 1, 2014 (exclusive of 10,035,841 shares held in treasury), as reported in the Company 10-Q.
(2)	Based on information provided pursuant to a statement on a Schedule 13G filed with the SEC on February 10, 2014 by Capital Research Global Investors, a division of Capital Research and Management Company. Capital Research Global Investors reported that it has sole voting power with respect to 17,472,533 shares and sole dispositive power with respect to 17,472,533 shares.
(3)	Based on information provided pursuant to a statement on a Schedule 13G/A filed with the SEC on January 28, 2014 by BlackRock, Inc. BlackRock reported that it has sole voting power with respect to 14,470,789 shares and sole dispositive power with respect to 17,416,972 shares.

(4)	Based on information provided pursuant to a statement on a Schedule 13D/A filed with the SEC on May 12, 2014 by Pershing Square Capital Management, L.P., PS Management GP, LLC and William A. Ackman, pursuant to which the three parties reported that they have shared beneficial ownership with respect to 28,878,638 shares and shared voting power with respect to 28,878,538 shares.
(5)	Based on information provided pursuant to a statement on a Schedule 13D/A filed with the SEC on May 5, 2014 by Valeant Pharmaceuticals International, Inc. and Valeant Pharmaceuticals International, pursuant to which the two parties reported that they have shared beneficial ownership with respect to 28,878,538 shares and shared voting power with respect to 28,878,538 shares, and on information provided pursuant to a statement on a Schedule 13D/A filed with the SEC on May 12, 2014 by Pershing Square Capital Management, L.P., PS Management GP, LLC and William A. Ackman, which reported that Valeant has sole voting power with respect to 100 shares.

ANNEX B

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION:

PURCHASES AND SALES IN THE COMPANY COMMON STOCK DURING THE PAST TWO YEARS

Common Stock

Name	Trade Date	Buy/ Sell	No. of Shares / Quantity	Price Per Share	Security
PS Fund 1, LLC	February 25, 2014	Buy	94,182	$125.21	Common Stock
PS Fund 1, LLC	February 25, 2014	Buy	25,000	$125.01	Common Stock
PS Fund 1, LLC	February 25, 2014	Buy	55,454	$125.16	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	5,000	$126.76	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	4,197	$127.31	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	540	$126.86	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	5,000	$126.92	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	5,000	$127.52	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	75,000	$127.49	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	5,000	$127.57	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	10,000	$127.51	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	100,000	$128.21	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	35,000	$127.88	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	21,634	$128.21	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	75,000	$127.99	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	25,000	$127.76	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	20,000	$127.65	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	13,629	$127.60	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	10,000	$127.53	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	10,000	$127.64	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	2,500	$127.61	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	250	$127.44	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	40	$127.43	Common Stock
PS Fund 1, LLC	February 26, 2014	Buy	5	$127.33	Common Stock
PS Fund 1, LLC	May 1, 2014	Buy	1,239,000	$127.89	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	863,000	$129.26	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	779,000	$128.76	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	1,416,000	$129.07	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	1,353,000	$131.58	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	2,130,000	$128.75	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	2,578,000	$123.72	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	1,733,000	$123.65	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	1,046,000	$125.65	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	1,191,107	$122.01	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	2,523,000	$120.73	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	2,184,000	$123.71	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	1,843,000	$126.08	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	2,233,000	$130.50	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	1,720,000	$134.06	Common Stock	*
PS Fund 1, LLC	May 1, 2014	Buy	3,450,000	$139.02	Common Stock	**

B-1

*	The Price Per Share column reflects the average consideration paid (net of premium, strike price and other transaction fees) on a per share basis pursuant to the exercise of the relevant (previously purchased) American-style call option transactions.
**	The Price Per Share column reflects the average consideration paid (net of forward price and other transaction fees) on a per share basis pursuant to the early termination of the relevant (previously purchased) forward purchase contract.

Name	Trade Date	Buy/ Sell	No. of Shares / Quantity	Price Per Share	Security
Valeant Pharmaceuticals International, Inc.	May 7, 2014	Buy	100	$164.80	Common Stock

Options (all of which have been exercised as of the date hereof):

Name	Trade Date	Buy/ Sell	No. of Options	Premium Paid	Strike Price	Security	Expiration Date
PS Fund 1, LLC	March 3, 2014	Buy	1,239,000	$127.68	$1.27	OTC Call Option	March 4, 2015
PS Fund 1, LLC	March 6, 2014	Buy	863,000	$129.06	$1.29	OTC Call Option	March 9, 2015
PS Fund 1, LLC	March 11, 2014	Buy	779,000	$128.58	$1.28	OTC Call Option	March 12, 2015
PS Fund 1, LLC	March 14, 2014	Buy	1,416,000	$128.90	$1.28	OTC Call Option	March 16, 2015
PS Fund 1, LLC	March 19, 2014	Buy	1,353,000	$131.42	$1.31	OTC Call Option	March 20, 2015
PS Fund 1, LLC	March 24, 2014	Buy	2,130,000	$128.61	$1.28	OTC Call Option	March 25, 2015
PS Fund 1, LLC	March 27, 2014	Buy	2,578,000	$123.60	$1.23	OTC Call Option	March 30, 2015
PS Fund 1, LLC	April 1, 2014	Buy	1,733,000	$123.55	$1.23	OTC Call Option	April 2, 2015
PS Fund 1, LLC	April 4, 2014	Buy	1,046,000	$125.56	$1.25	OTC Call Option	April 6, 2015
PS Fund 1, LLC	April 8, 2014	Buy	1,191,107	$121.94	$1.21	OTC Call Option	April 9, 2015
PS Fund 1, LLC	April 11, 2014	Buy	2,523,000	$120.66	$1.20	OTC Call Option	April 13, 2015
PS Fund 1, LLC	April 14, 2014	Buy	2,184,000	$123.65	$1.23	OTC Call Option	April 15, 2015
PS Fund 1, LLC	April 15, 2014	Buy	1,843,000	$126.02	$1.26	OTC Call Option	April 16, 2015
PS Fund 1, LLC	April 16, 2014	Buy	2,233,000	$130.45	$1.30	OTC Call Option	April 17, 2015
PS Fund 1, LLC	April 17, 2014	Buy	1,720,000	$134.01	$1.33	OTC Call Option	April 20, 2015

Forward (which has been early terminated and physically settled as of the date hereof):

Name	Trade Date	Buy/ Sell	No. of Options	Unit Cost	Security	Expiration Date
PS Fund 1, LLC	April 21, 2014	Buy	3,450,000	$140.37	OTC Equity Forward	April 22, 2015

B-2

EXHIBIT A

SPECIAL MEETING REQUEST FORM

[See Attached]

ALLERGAN, INC.

2525 Dupont Drive

Irvine, CA 92612

Attention: Matthew J. Maletta

Associate General Counsel and Secretary

Re: Request for Special Meeting of Shareholders of Allergan, Inc. (the “Company”)

Ladies and Gentlemen:

Pursuant to Article 10 of the Company’s Amended and Restated Certificate of Incorporation, effective May 6, 2014 (the “Charter”), and Article II, Section 3 of the Company’s Amended and Restated Bylaws, effective May 6, 2014 (the “Bylaws”), this letter constitutes the written request (a “Special Meeting Request”) of the undersigned (a “Proposing Person” (as such term is defined in Article II, Section 3(A)(5)(a) of the Bylaws) and, collectively with all other persons who send such Special Meeting Requests, the “Proposing Persons”) for the Secretary of the Company to call a special meeting of the Company’s shareholders (the “Special Meeting”) for the purposes of considering and voting upon the following proposals, the adoption of which we believe will enhance shareholder value:

1.	to remove from office, without cause, the following six members of the current Board of Directors of the Company (the “Board”), [—], [—], [—], [—], [—] and [—],as well as any person or persons elected or appointed to the Board without shareholder approval after the Company’s 2014 annual meeting and up to and including the date of the Special Meeting;

2.	to request that the Board elect or appoint the following individuals to serve as directors on the Board, regardless of whether Proposal 1 is passed: [—], [—], [—], [—], [—] and [—] (each, a “Group Nominee” and, collectively, the “Group Nominees”);

3.	(i) to amend Article II, Section 3 and Article II, Section 9 of the Bylaws to remove certain onerous special meeting provisions, to provide mechanics for determining the place, date and hour of and record date for any special meeting called at the request of Company’s shareholders and to provide mechanics for calling a special meeting if no directors or less than a majority of directors are then in office, and (ii) to amend Article III, Section 2 of the Bylaws to establish the authorized number of directors of the Company at nine directors, in each case as set forth in greater detail on Exhibit C hereto;

4.	to repeal any amendment changing the Bylaws in any way from the version that was publicly filed with the Securities and Exchange Commission (“SEC”) on March 26, 2014 and became effective as of May 6, 2014; and

5.	to request that the Board promptly engage in good faith discussions with Valeant Pharmaceuticals International, Inc. (“Valeant”) regarding Valeant’s offer to merge with the Company, without in any way precluding discussions the Board may choose to engage in with other parties potentially offering higher value (Proposals 1 through 5, collectively, the “Proposals”).

The undersigned is a record holder of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), and has a Net Long Beneficial Ownership (as such term is defined in Article II, Section 3(A)(5)(c) of the Bylaws) of the shares of Company Common Stock set forth in Exhibit A. Assuming the Proposing Persons who deliver Special Meeting Requests to the Company have a combined Net Long Beneficial Ownership of at least the Requisite Percentage (as such term is defined in Article II, Section 3 of the Bylaws), pursuant to Article 10 of the Charter and Article II, Section 3 of the Bylaws, the Secretary of the Company shall call a Special Meeting.

The Proposing Person(s) are requesting the Special Meeting in order to allow the Company’s shareholders to consider and vote upon the Proposals. The full text of the Proposals and corresponding resolutions (as appearing in the Solicitation Statement filed on Schedule 14A with the SEC on [—], 2014 by (i) Pershing Square Capital Management, L.P., a Delaware limited partnership; (ii) PS Management GP, LLC, a Delaware limited liability company; (iii) PS Fund 1, LLC, a Delaware limited liability company; and (iv) William A. Ackman, a citizen of the United States of America) are set forth below.

1.	“RESOLVED, that the following six members of the current Board, [—], [—], [—], [—], [—] and [—], be removed from office, without cause, immediately as well as any other person or persons elected or appointed to the Board without shareholder approval after the Company’s 2014 annual meeting and up to and including the date of the Special Meeting.”

2.	“RESOLVED, that the shareholders of Allergan hereby request that the Board elect or appoint the following individuals to serve as directors on the Board, regardless of whether Proposal 1 is passed: [—], [—], [—], [—], [—] and [—].”

Each Group Nominee named in this Proposal 2 has consented to be named in a proxy statement and to serve as a director of the Company, if elected. Consent is attached in accordance with Article II, Section 9(A) of the Bylaws. If the Group Nominees are elected, they intend to discharge their duties as directors of the Company consistent with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. If elected, each Group Nominee named in this Proposal 3 would serve as a director until the Company’s annual meeting in 2015.

3.	“RESOLVED, that Article II, Section 3 and Article II, Section 9 of the Bylaws be amended to remove certain onerous special provisions, to provide mechanics for determining the place, date and hour of and record date for any special meeting called at the request of Company’s shareholders and to provide mechanics for calling a special meeting if no directors or less than a majority of directors are then in office, and that Article III, Section 2 of the Bylaws be amended to establish the authorized number of directors of the Company at nine directors, in each case as set forth in greater detail on the attached Exhibit C.”

4.	“RESOLVED, that any amendment changing the Bylaws in any way from the version that was publicly filed with the SEC on March 26, 2014 and became effective as of May 6, 2014, be and hereby is repealed.”

5.	“RESOLVED, that the shareholders of Allergan hereby request that the Board promptly engage in good faith discussions with Valeant regarding Valeant’s offer to merge with the Company, without in any way precluding discussions the Board may choose to engage in with other parties potentially offering higher value.”

Attached hereto as Exhibit A is the Form of Proposing Person questionnaire, which sets forth, for the Proposing Person(s), the information that is required to be furnished in connection with this Special Meeting Request pursuant to the Charter and Bylaws. Attached hereto as Exhibit B is information required to be provided for director nominations made by shareholders pursuant to the Charter and Rule 14a under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Any claim that this Special Meeting Request is in any way defective or deficient, and all further correspondence on this matter, should be addressed to Edward McCarthy at D.F. King and Co., Inc., via mail at 48 Wall Street, New York, New York 10005, by telephone at (212) 269-5550, or by email to emccarthy@dfking.com, with copies to Roy J. Katzovicz, General Counsel, Pershing Square Capital Management, via mail at 888 Seventh Avenue, 42nd Floor New York, NY, 10019, by telephone at (212) 813-3700 or by email to rjk@persq.com and to Richard Brand at Kirkland & Ellis LLP, via mail at 601 Lexington Avenue, New York, NY 10022, via telephone at (212) 446-6454 or by email to richard.brand@kirkland.com, so that there is adequate opportunity to address any such claim in a timely fashion.

[Signature page follows]

2

Sincerely yours,

(Signature)

(Print name exactly as it appears on the Company’s books)

By:
Name:
Title:

[Signature Page to Special Meeting Request]

INSTRUCTION SHEET

Each shareholder should fill out Exhibit A (which directly follows this Instruction Sheet) by following the instructions set forth below. After completing Exhibit A and signing and dating the Special Meeting Request to which it is attached, each shareholder should then submit the following items: (i) a signed and dated Special Meeting Request letter, (ii) a completed Exhibit A, (iii) the document attached hereto as Exhibit B and (iv) the document attached hereto as Exhibit C, to D.F. King & Co., Inc., proxy solicitor for PS Fund I, LLC (the “Requesting Shareholder”), at 48 Wall Street, New York, NY 10005, Toll-free: (800) 859-8511. D.F. King & Co., Inc. will gather all such documents and coordinate the submission of such materials on behalf of the Proposing Persons to the Company.

Only Proposing Persons who are stockholders of record at the time Special Meeting Requests representing the Requisite Percentage are delivered are entitled to sign a Special Meeting Request. IF YOUR SHARES OF COMPANY COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN THIS SPECIAL MEETING REQUEST WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR THIS SPECIAL MEETING REQUEST TO BE SIGNED REPRESENTING YOUR SHARES OF COMPANY COMMON STOCK. WE URGE YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO US IN CARE OF D.F. KING TO THE ADDRESS ABOVE, SO THAT WE WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

Instructions for Completing Exhibit A

Please provide the requested information in the space provided in Exhibit A. Attach additional sheets if necessary.

Item 1.

The Bylaws define a “Proposing Person” as (i) each stockholder of record that signs a Special Meeting Request, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such Special Meeting Request is made, (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or associate (within the meaning of Rule 12b-2 under the Exchange Act) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is Acting in Concert (as defined in Article II, Section 5(b) of the Bylaws).

State the name and address of each Proposing Person, including the name and address of the stockholder of record exactly as they appear on the Company’s books, as well as the name and address of each beneficial owner, participant or relevant person.

Item 2.

The Bylaws define “Net Long Beneficial Ownership” as those shares of common stock of the Corporation as to which the Proposing Person possesses (i) the sole power to vote or direct the voting, (ii) the sole economic incidents of ownership (including the sole right to profits and the sole risk of loss), and (iii) the sole power to dispose of or direct the disposition; provided that the number of shares calculated in accordance with clauses (i), (ii) and (iii) does not include any Synthetic Equity Position. “Synthetic Equity Position” means the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act).

Note that each Proposing Person will be deemed for such purpose to beneficially own any shares of any class or series of capital stock of the Company as to which such Proposing Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both).

Each Proposing Person must also attach evidence of both record and beneficial ownership of Company Common Stock, such as a letter from your custodian bank(s) and/or broker(s) attesting to your status as a record and beneficial owner of Company Common Stock.

Item 3.

Divide the number of shares disclosed in Item 2 by 297,556,619 and state the fraction as a percentage, rounded to three decimal places.

Item 4.

The Bylaws define a “qualified representative” of a Proposing Person as follows: if such Proposing Person is (a) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (b) a corporation, a duly appointed officer of the corporation, (c) a limited liability company, any manager or officer (or person who functions as an officer) of the limited liability company or any officer, director, manager or person who functions as an officer, director or manager of any entity ultimately in control of the limited liability company or (d) a trust, any trustee of such trust.”

Item 5.

(i)	State the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Company.

Note that, for purposes of the definition of Synthetic Equity Position, the term “derivative security” also includes any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable will be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination.

In addition, note that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) will not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer.

(ii)	State any rights to dividends on the shares of any class or series of capital stock of the Company owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Company.

(iii)	State any material pending or threatened action, suit or proceeding (whether civil, criminal, investigative, administrative or otherwise) in which such Proposing Person is, or is reasonably expected to be made, a party or material participant involving the Company or any of its officers, directors or employees, or any affiliate of the Company, or any officer, director or employee of such affiliate.

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(iv)	State any other material relationship between such Proposing Person, on the one hand, and the Company, any affiliate of the Company, any officer, director or employee of the Company or any affiliate thereof, or any principal competitor of the Company, on the other hand.

Principal competitors of the Company would include: Akom, Inc., Alcon Laboratories, Inc./Novartis AG, Abbott Laboratories, Bausch & Lomb, Inc., Obagi Medical Products, Inc., Medicis Pharmaceutical Corporation and Medicis Aesthetics Canada, each divisions of Valeant Pharmaceuticals International, Inc., Genentech/Hoffman La Roche AG, Merck & Co., Pfizer Inc., Regeneron Pharmaceuticals, Inc., Santen Seiyaku, US WorldMeds, Ipsen Ltd., Galderma, a joint venture between Nestle and L’Oréal Group, Syntaxin, Merz, Q-Med, Anteis, Filorago, Teoxane, Stiefel Laboratories, Inc., a division of GlaxoSmithKline, Novartis AG, L’Oréal Group, Pfizer Inc., Actavis Inc., Warner Chilcott, Astellas Pharma US, Inc., Mentor, Sientra, Inc., Silimed, Eurosilicone, Nagor, Polytech and several Chinese breast implant manufacturers.

(v)	State any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Company, any affiliate of the Company or any principal competitor of the Company (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement).

See paragraph (iv) above for a listing of the principal competitors of the Company.

(vi)	State any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the Special Meeting.

The items required to be included by the SEC in a Proxy Statement on Schedule 14A can be found at http://www.ecfr.gov/cgi-bin/text-idx?c=ecfr&sid=47b43cbb88844faad586861c05c81595&rgn=div5& view=text&node=17:3.0.1.1.1&idno=17.

Note that Disclosable Interests do not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit this Special Meeting Request on behalf of a beneficial owner.

Item 6.

Provide a description of any agreement, arrangement or understanding with any (i) shareholder providing the notice of business proposed to be brought before the Special Meeting, (ii) beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the Special Meeting is made, (iii) participant with such shareholder in such solicitation or associate of such shareholder or beneficial owner and (iv) other person with whom such shareholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is Acting in Concert.

Item 8.

Describe any agreements or arrangements, written or unwritten, between the Proposing Person(s) and any other shareholder(s) with respect to this Special Meeting Request or the Proposals (other than those that have already been disclosed in this Special Meeting Request or that will be disclosed in the Solicitation Statement).

*****PLEASE BE CERTAIN TO COMPLETE APPENDIX 2 — “TRANSACTIONS IN COMPANY COMMON STOCK BY THE PROPOSING PERSON” — ALONG WITH YOUR PROPOSING PERSON SPECIAL MEETING REQUEST FORM*****

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EXHIBIT A

PROPOSING PERSON SUBMISSION

ALLERGAN, INC. PROPOSING PERSON QUESTIONNAIRE

TO BE DELIVERED IN CONNECTION WITH SPECIAL MEETING REQUEST

1.	Name and address of Proposing Person(s):

2.	Class and number of shares of Company Common Stock owned beneficially and of record (with evidence of such ownership attached) as of the date hereof: shares of Company Common Stock owned beneficially, including shares owned of record (the “Subject Shares”).

3.	Percentage of shares of Company Common Stock as of the date of the undersigned’s execution hereof, based on 297,556,619 shares of Company Common Stock outstanding as of May 1, 2014 (exclusive of approximately 10,035,841 shares of Company Common Stock held in treasury by the Company), as reported in the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on May 7, 2014: %.

4.	The undersigned Proposing Person(s) hereby represents and warrants to the Company, as of the date hereof, that: (a) the Proposing Person(s) submitting this Special Meeting Request is a holder of record of shares of the Company entitled to vote at the Special Meeting, (b) the Proposing Person(s) set forth in this Exhibit A intends to continuously hold the Subject Shares through the date of the Special Meeting and intends to appear in person or by a “qualified representative” at the Special Meeting to propose the Proposals, and (c) the Proposing Person(s) acknowledges that any reduction in such Proposing Person(s) Net Long Beneficial Ownership with respect to which this Special Meeting Request relates following the delivery of this Special Meeting Request to the Company’s Secretary, will constitute a revocation of this Special Meeting Request to the extent of such reduction.

5.	Disclosable Interests:

(i)

(ii)

(iii)

(iv)

(v)

(vi)

6.	Description of any agreements, arrangements or understandings required to be disclosed pursuant to Article II, Section 9(A) of the Bylaws:

7.	The undersigned Proposing Person(s) hereby represents and warrants to the Company, as of the date hereof, that such Proposing Person(s) intends to deliver a proxy statement to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the Proposals and/or otherwise solicit proxies from shareholders in support of the Proposals.

8.	Description of any agreements, arrangements or understandings between or among the Proposing Person(s) and any other shareholders in connection with this Special Meeting Request or the Proposals (to the extent not disclosed elsewhere):

9.	Additional information regarding transactions in securities of the Company effected during the past two years by the Proposing Person(s), is set forth on Appendix 2 to this Exhibit A.

Pursuant to Article II, Section 3(C) of the Bylaws, each Proposing Person agrees to update and supplement the information contained herein, if necessary, so that the information provided or required to be provided herein is true and correct as of the record date for notice of the Special Meeting and as of the date that is 10 Business Days prior to the Special Meeting or any adjournment or postponement thereof, and such update and supplement will be delivered to, or mailed and received by, the Secretary of the Company at the principal executive offices of the Company not later than five Business Days after the record date for notice of the Special Meeting (in the case of the update and supplement required to be made as of such record date) and not later than eight Business Days prior to the date for the Special Meeting, or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the Special Meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of 10 Business Days prior to the Special Meeting or any adjournment or postponement thereof). As used herein, the term “Business Day” means any day that is not a Saturday or Sunday or a day on which banks in the city of the Company’s principal place of business are required or permitted to close.

*    *    *    *    *    *

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EXHIBIT B

CERTAIN INFORMATION ABOUT THE GROUP NOMINEES

1.	Name:
(the “Nominee” and, together with all other nominees named herein, the “Group Nominees”)

2.	Age:

3.	Business address:

4.	Residence address:

5.	Principal occupation or employment:

6.	Material occupations, positions, offices, or employments for the past five years:

7.	Citizenship:

8.	Class and number of shares of capital stock of the Company beneficially owned by the Nominee:

9.	Disclosable Interests of Nominee:

10.	Agreements, arrangements or understandings between the Nominee and the Proposing Person(s):

Additional information about the Nominees named herein:

Each Group Nominee named in this Special Meeting Request is independent under the Board’s independence guidelines, the applicable rules of the New York Stock Exchange (“NYSE”), and the independence standards applicable to the Company under paragraph (a)(1) of Item 407 of Regulation S-K under the Exchange Act. Furthermore, [—] of the six candidates — those other than
[—] — are independent of and unaffiliated with the Requesting Shareholder and the other Proposing Person(s).

Each Group Nominee named in this Special Meeting Request has consented to be named in a proxy statement and to serve as a director of the Company, if elected. If these Group Nominees are elected, they intend to discharge their duties as directors of the Company consistent with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. If elected, each of these Group Nominees would serve as a director until the Company’s annual meeting in 2015 and until a successor has been duly elected.

The Requesting Shareholder does not intend to compensate the Group Nominees in connection with their nomination. If elected, the Group Nominees will be entitled to such compensation from the Company as may be determined by the Company for non-employee directors, and which is described in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on March 26, 2014 for its 2014 annual meeting.

Except as disclosed in this Special Meeting Request, (i) no Group Nominee or any associate of a Group Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material proceeding and (ii) there is no event that occurred during the past 10 years with respect to any of the Group Nominees that is required to be described under Item 401(f) of Regulation S-K. The information in this Special Meeting Request regarding a particular Group Nominee has been furnished to the Requesting Shareholder by such Group Nominee.

Additional information regarding transactions in the securities of the Company effected during the past two years by Group Nominees, is set forth on Appendix 1 to this Exhibit B.

Unless otherwise indicated, percentages of the outstanding shares of Company Common Stock reported in this Special Meeting Request were computed based upon the 297,556,619 shares of Company Common Stock outstanding as of May 1, 2014 (exclusive of approximately 10,035,841 shares of Company Common Stock held in treasury by the Company), as reported in the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on May 7, 2014.

In connection with this Special Meeting Request, the Requesting Shareholder has entered into customary indemnification agreements with each Group Nominee with respect to the nomination of such individual as a director of the Company at the Special Meeting. The indemnification agreement provides, among other things, that:

•	The Requesting Shareholder will reimburse each Group Nominee for reasonable out-of-pocket expenses arising from or in connection with such person’s participation in the proxy solicitation described in this Special Meeting Request;

•	The Requesting Shareholder will, subject to limited exceptions and to the extent permitted by applicable law, indemnify and hold each Group Nominee harmless from and against all losses, claims, damages, liabilities and expenses (including, without limitation, attorneys’ fees) incurred by such Group Nominee and also advance expenses in the event he becomes a party to litigation arising out of or relating to this proxy solicitation (but not in such Group Nominee’s capacity as a director of the Company if elected).

Other than as disclosed in this Special Meeting Request, there are no arrangements or understandings between the undersigned and any Group Nominee or any other person or persons with respect to the nomination of the Group Nominees.

Except as set forth in this Special Meeting Request (including the appendices hereto), (i) during the past 10 years, none of the Group Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) none of the Group Nominees directly or indirectly beneficially owns any securities of the Company; (iii) none of the Group Nominees owns any securities of the Company which are owned of record but not beneficially; (iv) none of the Group Nominees has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Group Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) none of the Group Nominees is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any of the Group Nominees owns beneficially, directly or indirectly, any securities of the Company; (viii) none of the Group Nominees owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) none of the Group Nominees or any of his or its associates was a party to, or had a direct or indirect material interest in, any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds

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$120,000; (x) none of the Group Nominees or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) none of the Group Nominees has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Special Meeting; and (xii) none of the Group Nominees has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

For the purposes of the foregoing, the term “associates” has the meaning as that term is defined in Rule 14a-1 of Regulation 14A under the Exchange Act.

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APPENDIX 1

TRANSACTIONS IN COMPANY COMMON STOCK BY GROUP NOMINEES

The following is a summary of all transactions in Company Common Stock and Company options over the last two years by the Group Nominees.

Company Common Stock

Trading Entity Name	Buy/Sell	Security	Trade Date	Quantity	Trade Amount	Per Share Cost

Stock-Settled Options

Trading Entity Name	Buy/Sell	Security	Trade Date	Quantity	Trade Amount	Expiration Date	Strike Price

Cash-Settled Options

Trading Entity Name	Buy/Sell	Security	Trade Date	Quantity	Trade Amount	Expiration Date	Strike Price

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APPENDIX 2

TRANSACTIONS IN COMPANY COMMON STOCK BY THE PROPOSING PERSON

The following is a summary of all transactions in Company Common Stock and Company options over the last two years by the Proposing Person.

Company Common Stock

Trading Entity Name	Buy/Sell	Security	Trade Date	Quantity	Trade Amount	Per Share Cost

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Stock-Settled Options

Trading Entity Name	Buy/Sell	Security	Trade Date	Quantity	Trade Amount	Expiration Date	Strike Price

Cash-Settled Options

Trading Entity Name	Buy/Sell	Security	Trade Date	Quantity	Trade Amount	Expiration Date	Strike Price

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NOMINEE CONSENT

I,                                                                      , hereby consent to being named as a nominee for the Board of Directors of the Company in any proxy, consent or information statement issued relating to the election of directors of the Company at any Special Meeting of shareholders. Furthermore, I consent to serve as a Director of Allergan, Inc. if so elected.

Dated as of:             , 2014

Name:

EXHIBIT C

AMENDED AND RESTATED BYLAWS

ALLERGAN, INC.

a Delaware Corporation

AMENDED AND RESTATED BYLAWS

(As Amended and Restated Effective                     , 2014)

ARTICLE I: Offices

SECTION 1. Registered Office. The registered office of Allergan, Inc. (the “Corporation”) shall be at The Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware 19808, and the name of the registered agent in charge thereof shall be The Prentice-Hall Corporation System, Inc.

SECTION 2. Principal Office. The principal office for the transaction of the business of the Corporation shall be at such place as the Board of Directors of the Corporation (the “Board”) may determine. The Board is hereby granted full power and authority to change said principal office from one location to another.

SECTION 3. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II: Meetings of Stockholders

SECTION 1. Place of Meetings. All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Delaware that may be designated by the Board pursuant to authority hereinafter granted to the Board.

SECTION 2. Annual Meetings. Annual meetings of stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time and place and on such date as the Board shall determine by resolution.

SECTION 3. Special Meetings.

~~Section 3.~~(A) Special meetings of the stockholders of the Corporation (i) may be called by the Chairman of the Board, the Chief Executive Officer or the Board, at any time and for any purpose or purposes, and (ii) shall be called by the Secretary upon the written request of the holders of record of at least twenty-five percent (25%) of the outstanding shares of common stock of the Corporation (the “Requisite Percentage”), subject to and in compliance with Article 10 of the Amended and Restated Certificate of Incorporation of the Corporation (as the same may be amended and/or restated from time to time, the “Restated Certificate of Incorporation”), or any successor provision thereto~~, and this Section 3.~~ . Any special meeting of stockholders of the Corporation shall be held at such place, date and hour and with such record date as may be fixed by the Board in compliance with applicable law; provided, however, that in the case of a meeting called pursuant to clause (ii) of the preceding sentence, the place, date, hour and record date shall be as specified in the written request described in that clause (and in accordance with applicable law) and the Secretary shall mail the notice of such meeting to stockholders (specifying such place, date, hour and record date) as provided in Section 4 of this Article II (and the date of such meeting shall be publicly announced) no later than five business days after the date of receipt of such written request.

~~(A) In order for a special meeting to be called upon stockholder request (“Stockholder Requested Special Meeting”), one or more requests for a special meeting (each, a “Special Meeting Request” and, collectively, the “Special Meeting Requests”), in the form required by this section (A) of this Section 3, must be signed by Proposing Persons (as defined below) that have a combined Net Long Beneficial Ownership (as defined below) of at least the Requisite Percentage. Only Proposing Persons who are stockholders of record at the time the Special Meeting Requests representing the Requisite Percentage are validly delivered pursuant to this Section 3 shall be entitled to sign a Special Meeting Request. In determining whether a Stockholder Requested Special Meeting has been properly requested by Proposing Persons that have a combined Net Long Beneficial Ownership~~

~~of at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (i) each Special Meeting Request identifies the same purpose or purposes of the Stockholder Requested Special Meeting and the same matters proposed to be acted on at such meeting (in each case as determined in good faith by the Board), and (ii) such Special Meeting Requests have been dated and delivered to the Secretary within sixty (60) days of the earliest dated Special Meeting Request. To be in proper form, such Special Meeting Request(s) shall comply with, and shall include and set forth, the following:~~

~~(1) As to each Proposing Person, (a) the name and address of each Proposing Person (including, if applicable, the name and address as they appear on the Corporation’s books), (b) the class and number of shares of the Corporation which are owned beneficially and of record by such Proposing Person (with evidence of such ownership attached), except that such Proposing Person shall be deemed for such purpose to beneficially own any shares of any class or series of capital stock of the Corporation as to which such Proposing Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (c) a representation that such Proposing Person intends to hold the shares of the Corporation described in the immediately preceding clause (b) through the date of the Stockholder Requested Special Meeting and (d) an acknowledgement by the Proposing Person that any reduction in such Proposing Person’s Net Long Beneficial Ownership with respect to which a Special Meeting Request relates following the delivery of such Special Meeting Request to the Secretary shall constitute a revocation of such Special Meeting Request to the extent of such reduction;~~

~~(2) As to each Proposing Person, any Disclosable Interests (as defined below) of such Proposing Person;~~

~~(3) As to the purpose or purposes of the Stockholder Requested Special Meeting, a reasonably brief statement of the specific purpose or purposes of the Stockholder Requested Special Meeting, the matter(s) proposed to be acted on at the Stockholder Requested Special Meeting and the reasons for conducting such business at the Stockholder Requested Special Meeting, and the text of any proposal or business to be considered at the Stockholder Requested Special Meeting (including the text of any resolutions proposed to be considered and, in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment); and~~

~~(4) Such other information and representations as would be required by Article 12 of the Restated Certificate of Incorporation and Section 9 of Article II of these Bylaws if incorporated in this Section 3, including, without limitation, all such information regarding any material interest of the Proposing Person in the matter(s) proposed to be acted on at the Stockholder Requested Special Meeting, all agreements, arrangements or understandings between or among any Proposing Person and any other record holder or beneficial owner of shares of any class or series of capital stock of the Corporation in connection with the Special Meeting Record Date Request, the Special Meeting Request, or the matter(s) proposed to be brought before the Stockholder Requested Special Meeting.~~

~~(5) Definitions.~~

~~(a) “Proposing Person” shall mean (i) each stockholder of record that signs a Special Meeting Request pursuant section (A) of this Section 3, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such Special Meeting Request is made, (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or associate (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for purposes of these Bylaws) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is Acting in Concert.~~

~~(b) A person shall be deemed to be “Acting in Concert” with another person for purposes of these Bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or~~

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~~understanding) in concert or in parallel with, or towards a common goal with such other person, relating to changing or influencing the control of the Corporation or in connection with or as a participant in any transaction having that purpose or effect, where (i) each person is conscious of the other person’s conduct and this awareness is an element in their decision-making processes and (ii) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of (x) revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A or (y) tenders of securities from such other person in a public tender or exchange offer made pursuant to, and in accordance with, Section 14(d) of the Exchange Act by means of a tender offer statement filed on Schedule TO. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.~~

~~(c) “Net Long Beneficial Ownership” shall mean those shares of common stock of the Corporation as to which the stockholder or Proposing Person, as applicable, possesses (i) the sole power to vote or direct the voting, (ii) the sole economic incidents of ownership (including the sole right to profits and the sole risk of loss), and (iii) the sole power to dispose of or direct the disposition; provided that the number of shares calculated in accordance with clauses (i), (ii) and (iii) shall not include any Synthetic Equity Position.~~

~~(d) “Disclosable Interests” shall mean (i) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (ii) any rights to dividends on the shares of any class or series of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (iii) any material pending or threatened action, suit or proceeding (whether civil, criminal, investigative, administrative or otherwise) in which such Proposing Person is, or is reasonably expected to be made, a party or material participant involving the Corporation or any of its officers, directors or employees, or any affiliate of the Corporation, or any officer, director or employee of such affiliate, (iv) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation, any officer, director or employee of the Corporation or any affiliate thereof, or any principal competitor of the Corporation, on the other hand, (v) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) and (vi) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting; provided, however, that Disclosable Interests shall not include any such disclosures with~~

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~~respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the Special Meeting Record Date Request or Special Meeting Request required by Article 10 of the Restated Certificate of Incorporation or these Bylaws on behalf of a beneficial owner.~~

~~(B) Notwithstanding anything to the contrary in this Section 3:~~

~~(1) The Secretary shall not accept, and shall consider ineffective, a Special Meeting Request if (a) such Special Meeting Request does not comply with Article 10 of the Restated Certificate of Incorporation, these Bylaws, or relates to an item of business that is not a proper subject for stockholder action under applicable law, (b) the Special Meeting Request is received by the Corporation during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting of stockholders, (c) an identical or substantially similar item (a “Similar Item”) to that included in the Special Meeting Request was presented at any meeting of stockholders held within one year prior to receipt by the Corporation of such Special Meeting Request, (d) the Board calls an annual or special meeting of stockholders (in lieu of calling the Stockholder Requested Special Meeting) in accordance with section (B)(3) of this Section 3, (e) a Similar Item is already included in the Corporation’s notice as an item of business to be brought before a meeting of the stockholders that has been called but not yet held, or (f) such Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act, or other applicable law.~~

~~(2) Business transacted at any Stockholder Requested Special Meeting shall be limited to the purpose stated in the valid Special Meeting Request; provided, however, that nothing herein shall prohibit the Board from submitting matters to the stockholders at any Stockholder Requested Special Meeting. If none of the Proposing Persons who submitted the Special Meeting Request appears at or sends a qualified representative to the Stockholder Requested Special Meeting to present the matters to be presented for consideration that were specified in the Stockholder Meeting Request, the Corporation need not present such matters for a vote at such meeting. A “qualified representative” of a Proposing Person shall be, if such Proposing Person is (a) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (b) a corporation, a duly appointed officer of the corporation, (c) a limited liability company, any manager or officer (or person who functions as an officer) of the limited liability company or any officer, director, manager or person who functions as an officer, director or manager of any entity ultimately in control of the limited liability company or (d) a trust, any trustee of such trust.~~

~~(3) If a Special Meeting Request is made that complies with this Section 3 and Article 10 of the Restated Certificate of Incorporation, the Board may (in lieu of calling the Stockholder Requested Special Meeting) present a Similar Item for stockholder approval at any other meeting of stockholders that is held within one hundred twenty (120) days after the Corporation receives such Special Meeting Request.~~

~~(4) Any Proposing Person may revoke a Special Meeting Request by written revocation delivered to, or mailed and received by, the Secretary at any time prior to the date of the Stockholder Requested Special Meeting. In the event any revocation(s) are received by the Secretary after the Secretary’s receipt of a valid Special Meeting Request(s) from the holders of the Requisite Percentage of stockholders or any Special Meeting Request is deemed to be revoked as a result of section (A)(1)(d) of this Section 3, and as a result of such revocation(s), there no longer are valid unrevoked Special Meeting Request(s) from the Requisite Percentage of stockholders to call a special meeting, the Board shall have the discretion to determine whether or not to proceed with the Stockholder Requested Special Meeting.~~

~~(5) Notwithstanding anything in these Bylaws to the contrary, the Secretary shall not be required to call a special meeting except in accordance with Article 10 of the Restated Certificate of Incorporation and this Section 3. If the Board shall determine that any Special Meeting Request was not properly made in accordance with Article 10 of the Restated Certificate of Incorporation or these Bylaws, or shall determine that the stockholder or stockholders submitting such Special Meeting Request have not otherwise complied with Article 10 of the Restated Certificate of~~

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~~Incorporation or these Bylaws, then the Board shall not be required to take any action in connection with the Stockholder Requested Special Meeting, and the Secretary shall not be required to call such meeting. In addition to the requirements of this Section 3, each Proposing Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a Special Meeting Request.~~

~~(C) In connection with a Stockholder Requested Special Meeting called in accordance with this Section 3, each Proposing Person that signed and delivered a Special Meeting Request shall further update and supplement the information previously provided to the Corporation in connection with such request, if necessary, so that the information provided or required to be provided in such request pursuant to this Section 3 shall be true and correct as of the record date for notice of the Stockholder Requested Special Meeting and as of the date that is ten (10) business days prior to the Stockholder Requested Special Meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the special meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the special meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the Stockholder Requested Special Meeting or any adjournment or postponement thereof). As used herein, the term “business day” shall mean any day that is not a Saturday or Sunday or a day on which banks in the city of the Corporation’s principal place of business are required or permitted to close.~~

~~(D)~~(B) ~~Any special meeting of stockholders, including any Stockholder Requested Special Meeting, shall be held at such date and time as may be fixed by the Board in accordance with these Bylaws and in compliance with applicable law.~~The Chief Executive Officer or Secretary shall, within five business days after the earlier of (i) the first date on which the Corporation shall have no directors in office and (ii) the date on which the Court of Chancery issues an order requiring the Corporation to hold an election pursuant to Section 223 of the General Corporation Law of the State of Delaware, call a special meeting of stockholders of the Corporation for the election of directors and mail notice of such meeting as provided in Section 4 of this Article II. Any special meeting of stockholders of the Corporation so called shall be held at the place, date and hour and with the record date specified in the notice of such meeting and in accordance with applicable law (or, in the case of an election ordered by the Court of Chancery, at such other place, date and hour and with such other record date, if any, as may be specified by the Court of Chancery).

SECTION 4. Notice of Meetings. Except as otherwise required by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder’s post office address furnished by such stockholder to the Secretary of the Corporation for such purpose, or, if such stockholder shall not have furnished an address to the Secretary for such purpose, then at such stockholder’s post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”). Except as otherwise expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable law or who shall have waived such notice, and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

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SECTION 5. Quorum. Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote contained in the Restated Certificate of Incorporation, these Amended and Restated Bylaws (these “Bylaws”) or by statute, the stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 6. Voting.

Each stockholder shall, at each meeting of stockholders, be entitled to vote in person or by proxy each share of stock of the Corporation that has voting rights on the matter in question and that shall have been held by such stockholder and registered in such stockholder’s name on the books of the Corporation:

(A) on the date fixed pursuant to Article VI, Section 5 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(B) if no such record date shall have been so fixed, then (i) at the close of business on the day immediately preceding the day upon which notice of the meeting shall be given or (ii) if notice of the meeting shall be waived, at the close of business on the day immediately preceding the day upon which the meeting shall be held. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee’s proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two (2) or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware General Corporation Law.

Any such voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder’s proxy appointed by an instrument in writing (or in such manner prescribed by the Delaware General Corporation Law) by such stockholder or by such stockholder’s attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three (3) years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of stockholders, all matters, except as otherwise provided in the Restated Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy, and it shall state the number of shares voted.

SECTION 7. List of Stockholders. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting,

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arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, in such manner as prescribed by the Delaware General Corporation Law. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 8. Judges. If at any meeting of stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of such judge’s ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which such officer shall have a material interest.

SECTION 9. Notice of Stockholder Business and Nominations. ~~In addition to the provisions governing a~~ A stockholder’s notice of nominations of persons for election to the Board, or the proposal of other business to be considered by the stockholders ~~provided for in~~ , at any annual meeting of stockholders must comply with the applicable procedures set forth in Articles 11 and 12 of the Restated Certificate of Incorporation~~:~~ .

~~(A) Such stockholder’s notice shall also set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director, (a) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (b) any Disclosable Interests of such person (except that the term “Proposing Person” where it appears in sections (A)(1) and (2) of Section 3 shall be deemed to refer to such nominee) and (c) a description of any agreement, arrangement or understanding with any Noticing Person (defined below); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any interest in such business of such stockholder or the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to all Noticing Persons giving the notice (a) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among the Noticing Persons, (b) a description of any Disclosable Interests of any such Noticing Person (except that the term “Proposing Person” where it appears in sections (A)(1) and (2) of Section 3 shall be deemed to refer to such Noticing Person), (c) a representation that the stockholder of record submitting the notice is a holder of record of stock of the Corporation entitled to vote at such meeting, intends to continuously hold such stock of the Corporation through such meeting and intends to appear in person or by a qualified representative at the meeting to propose such business or nomination, and (d) a representation as to whether the stockholder of record submitting the notice or any Noticing Person intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (2) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.~~

~~The term “Noticing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or~~

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~~associate (within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is Acting in Concert.~~

~~(B) A Noticing Person shall update and supplement its notice to the Corporation of its intent to propose business or a nomination at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 9 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).~~

~~(C) The foregoing notice requirements of this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.~~

~~(D) Only such persons who are nominated in accordance with the procedures set forth in this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation shall be eligible to be elected at an annual meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation. The only matters that may be brought before a special meeting of stockholders are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant Section 3 of these Bylaws, and stockholders shall not otherwise be permitted to nominate directors or propose business to be brought before a special meeting of stockholders. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty:~~

~~(i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (A)(iii)(d) of this Section 9) and (ii) if any proposed nomination or business was not made or proposed in compliance with this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the annual meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 9, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.~~

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~~(E) Notwithstanding the foregoing provisions of this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation; provided, however, that any references in these Bylaws or in the Restated Certificate of Incorporation to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any business to be considered pursuant to this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation and compliance with this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in clause (C) of this Section 9, matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act). Nothing in this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Restated Certificate of Incorporation.~~

ARTICLE III: Board of Directors

SECTION 1. General Powers. Subject to any requirements in the Restated Certificate of Incorporation, these Bylaws, and of the Delaware General Corporation Law as to action which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be under the direction of, the Board to the fullest extent permitted by law. Without limiting the generality of the foregoing, it is hereby expressly declared that the Board shall have the following powers, to wit:

(A) to select and remove all of the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Restated Certificate of Incorporation or these Bylaws, fix their compensation, and require from them security for faithful service;

(B) to conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, the Restated Certificate of Incorporation or these Bylaws, as it may deem best;

(C) to change the location of the registered office of the Corporation in Article I, Section 1 hereof; to change the principal office for the transaction of the business of the Corporation from one location to another as provided in Article I, Section 2 hereof; to fix and locate from time to time one or more subsidiary offices of the Corporation within or without the State of Delaware as provided in Article I, Section 3 hereof; to designate any place within or without the State of Delaware for the holding of any meeting or meetings of stockholders; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, and in its judgment as it may deem best, provided such seal and such certificate shall at all times comply with the provisions of law;

(D) to authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such considerations as may be lawful;

(E) to borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust and securities therefor; and

(F) by resolution adopted by a majority of the authorized number of directors, to designate an executive and other committees, each consisting of one or more directors, to serve at the pleasure of the Board, and to prescribe the manner in which proceedings of such committee or committees shall be conducted.

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SECTION 2. Number and Term of Office. The authorized number of directors of the Corporation shall be ~~not less than five (5) nor more than fifteen (15) until this Section 2 is amended by a resolution duly adopted by the Board or by the stockholders of the Corporation. The exact number of directors shall be fixed from time to time within the limits specified by resolution of the Board or the stockholders.~~nine (9). Directors need not be stockholders. Each of the directors of the Corporation shall hold office until such director’s successor shall have been duly elected and shall qualify or until such director shall resign or shall have been removed in the manner provided for in the Restated Certificate of Incorporation. At all times a majority of the directors shall be Independent Directors (as defined below). If a director ceases to be an Independent Director, and such change causes the majority of directors not to be Independent Directors, the Board shall take such action as it deems prudent and necessary to cause the Board to consist of directors, a majority of whom are Independent Directors.

SECTION 3. Election of Directors. Each director to be elected by the stockholders of the Corporation shall be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares represented and entitled to vote therefor at a meeting of the stockholders for the election of directors at which a quorum is present (an “Election Meeting”); provided, however, that if the Board determines that the number of nominees exceeds the number of directors to be elected at such meeting (a “Contested Election”), and the Board has not rescinded such determination by the record date of the Election Meeting as initially announced, each of the directors to be elected at the Election Meeting shall be elected by the affirmative vote of a plurality of the votes cast by the shares represented and entitled to vote at such meeting with respect to the election of such director.

For purposes of this Section 3, a “majority of the votes cast” means that the number of votes cast “for” a candidate for director exceeds the number of votes cast “against” that director (with “abstentions” and “broker non-votes” not counted as votes cast as either “for” or “against” such director’s election). In an election other than a Contested Election, stockholders will be given the choice to cast votes “for” or “against” the election of directors. In a Contested Election, stockholders will be given the choice to cast “for” or “withhold” votes for the election of directors and shall not have the ability to cast any other vote with respect to such election of directors. In the event an Election Meeting involves the election of directors by separate votes by class or classes or series, the determination as to whether an election constitutes a Contested Election shall be made on a class by class or series by series basis, as applicable.

SECTION 4. Resignations. Any director of the Corporation may resign at any time upon notice given in writing or by electronic transmission to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 5. Vacancies. Except as otherwise provided in the Restated Certificate of Incorporation, and subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors or any vacancy on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director. Each director so chosen to fill a vacancy shall hold office until such director’s successor shall have been elected and shall qualify or until such director shall resign or shall have been removed.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

SECTION 6. Place of Meeting. The Board or any committee thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or

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any committee thereof by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 7. First Meeting. The Board shall meet as soon as practicable after each annual election of directors, and notice of such first meeting shall not be required.

SECTION 8. Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day that is not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

SECTION 9. Special Meetings. Special meetings of the Board for any purpose or purposes shall be called at any time by the Chairman of the Board or, if the Chairman of the Board is absent or unable or refuses to act, by the Chief Executive Officer or the President. Except as otherwise provided by law or by these Bylaws, special meetings of the Board shall be held upon at least four (4) days written notice or two (2) hours notice given personally, by telephone or by electronic transmission. Any such notice shall be addressed or delivered to each director at such director’s address as is shown upon the records of the Corporation or as may have been given to the Corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. Notice by mail shall be deemed to have been given at the time such notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for delivery or transmission. Notice by electronic transmission shall be deemed to have been given at the time it is actually transmitted by the person giving the notice by electronic means to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or similar means of communication, to the recipient or to a person at the office of the recipient whom the person giving the notice has reason to believe will promptly communicate it to the recipient. Except where otherwise required by law or these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 10. Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, the Restated Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative vote of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

SECTION 11. Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing or by electronic transmission is given thereto by all members of the Board or of such committee, as the case may be, and such consent, electronic transmission or transmissions are filed with the minutes of proceedings of the Board or of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

SECTION 12. Compensation. Directors who are not employees of the Corporation or any of its subsidiaries may receive an annual fee for their services as directors in an amount fixed by resolution of the Board, and, in

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addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

SECTION 13. Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitation on the delegation of power and authority imposed by applicable law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. Unless the Board or these Bylaws shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the chairman of the committee or by any two (2) members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern.

SECTION 14. Definition of Independent Director. For purposes of this Article III, the term “Independent Director” shall mean:

(A) for purposes of determining whether a director is qualified to serve as a member of the audit committee of the Board, a director who meets the qualification requirements for being an independent director under applicable securities laws, including the Securities Exchange Act of 1934, as amended, applicable rules and regulations of the U.S. Securities and Exchange Commission and applicable rules and regulations of any stock exchange or securities market applicable to the Corporation; and

(B) for all other purposes, a director who meets the qualification requirements for being an independent director under applicable rules and regulations of any stock exchange or securities market applicable to the Corporation.

SECTION 15. Interpretation and Application of this Article. The Board shall have the exclusive right and power to interpret and apply the provisions of this Article, including, without limitation, the adoption of written definitions of terms used in and guidelines for the application of this Article (any such definitions and guidelines shall be filed with the Secretary, and such definitions and guidelines as may prevail shall be made available to any stockholder upon written request). Any such definitions or guidelines and any other interpretation or application of the provisions of this Article made in good faith shall be binding and conclusive upon the stockholders, provided that, in the case of any interpretation or application of this Article by the Board to a specific person which results in such person being classified as an Independent Director, the Board shall have determined that such person is independent of management and free from any relationship that, in the opinion of the Board, would interfere with such person’s exercise of independent judgment as a Board member.

ARTICLE IV: Officers

SECTION 1. SECTION 1. Officers. The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, a Treasurer and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 3 of this Article IV. At the discretion of the Board, from time to time, the Chairman of the Board may be a director of the Corporation who is not an officer of the Corporation.

SECTION 2. Election. The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen annually by the

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Board at the first meeting thereof, and each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer’s successor shall be elected and qualified.

SECTION 3. Other Officers. In addition to the officers chosen annually by the Board at its first meeting, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer’s successor shall be elected and qualified.

SECTION 4. Removal and Resignation. Any officer may be removed, either with or without cause, by resolution of the Board passed by a majority of the directors at the time in office, at any regular or special meeting of the Board, or except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

SECTION 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointment to such office.

SECTION 6. Chairman of the Board. The Chairman of the Board shall preside at all meetings of stockholders and at all meetings of the Board. The Chairman of the Board shall be a member of such committees, if any, and shall have such other powers and duties as may be prescribed by the Board or these Bylaws.

SECTION 7. Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board, have general supervision, direction and control of the business and affairs of the Corporation.

SECTION 8. President. The President shall have such powers and perform such duties with respect to the administration of the business and affairs of the Corporation as may from time to time be assigned by the Chief Executive Officer or the Board, or as may be prescribed by these Bylaws.

SECTION 9. Vice President. Each Vice President shall have such powers and perform such duties with respect to the administration of the business and affairs of the Corporation as may from time to time be assigned to such Vice President by the Chief Executive Officer, the President or the Board, or as may be prescribed by these Bylaws.

SECTION 10. Secretary. The Secretary shall keep, or cause to be kept, at the principal office of the Corporation, or such other place as the Board may order, a book of minutes of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at meetings of directors, the number of shares present or represented at meetings of stockholders, and the proceedings thereof.

The Secretary shall keep, or cause to be kept, at the principal office of the Corporation’s transfer agent, a share register, or a duplicate share register, showing the name and address of each stockholder, the number of shares of each class held by such stockholder, the number and date of certificates issued for certificated shares, the number and date of issuance of uncertificated shares, and the number and date of cancellation of certificated shares surrendered for cancellation or for uncertificated shares.

The Secretary shall give, or cause to be given, notice of all meetings of stockholders and of the Board required by these Bylaws or by law to be given, and shall keep the seal of the Corporation in safe custody and, if necessary or appropriate, shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal, and shall have such other powers and perform such other duties as may be prescribed by these Bylaws or assigned by the Board, the Chairman of the Board or any officer of the Corporation to whom the Secretary may report. If for any reason the Secretary shall fail to give notice of any special meeting of the Board called by one or more of the persons identified in Article III, Section 9 hereof, then any such person or persons may give notice of any such special meeting.

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SECTION 11. Treasurer. The Treasurer shall supervise, have custody of and be responsible for all funds and securities of the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board or in accordance with authority delegated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered or authorized by the Board, shall render to the Board and the Chairman of the Board whenever they request it, an account of all of the Treasurer’s transactions, and shall have such other powers and perform such other duties as may be prescribed by these Bylaws or assigned by the Board, the Chairman of the Board or any officer of the Corporation to whom the Treasurer may report.

ARTICLE V: Contracts, Checks, Drafts, Bank Accounts, Etc.

SECTION 1. Execution of Contracts. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

SECTION 2. Checks, Drafts, Etc. All checks, drafts, or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

SECTION 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

SECTION 4. General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI: Shares and Their Transfer

SECTION 1. Certificates for Stock. The shares of stock of the Corporation may be certificated or uncertificated, as provided under Delaware law. Every holder of stock represented by certificates shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by such holder. The certificates representing certificated shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and by the Secretary or the Treasurer. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as

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though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates or uncertificated shares shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 4 of this Article VI.

SECTION 2. Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 3 of this Article VI, and, if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes with regard to the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and the transferee request the Corporation to do so.

SECTION 3. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

SECTION 4. Lost, Stolen, Destroyed, and Mutilated Certificates. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another certificate or uncertificated shares may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate or uncertificated shares may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

SECTION 5. Fixing Date for Determination of Stockholders of Record.

(A) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(B) The record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be fixed in the manner provided for in the Restated Certificate of Incorporation.

(C) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board adopts the resolution relating thereto.

ARTICLE VII: Miscellaneous

SECTION 1. Seal. The Board shall adopt a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words showing that the Corporation was incorporated in the State of Delaware.

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SECTION 2. Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Restated Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

SECTION 3. Amendments. Except as otherwise provided herein or in the Restated Certificate of Incorporation, these Bylaws or any of them may be altered, amended, repealed or rescinded and new Bylaws may be adopted by the Board or by the stockholders at any annual or special meeting of stockholders, provided that notice of such proposed alteration, amendment, repeal, rescission or adoption is given in the notice of such meeting.

SECTION 4. Representation of Other Corporations. The Chairman of the Board, the Chief Executive Officer, the President, the Secretary or any Vice President of the Corporation is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted to said officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by such officers.

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EXHIBIT B

PROXY CARD

***PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION***

THIS PROXY IS BEING SOLICITED BY THE REQUESTING SHAREHOLDER AND NOT BY ALLERGAN

OR THE BOARD OF DIRECTORS OF ALLERGAN

Please sign and date your white proxy card and return it in the postage-paid envelope provided or return it to: D.F. King & Co., Inc., 48 Wall Street, New York, NY 10005.

EXHIBIT B

WHITE PROXY CARD

ALLERGAN, INC.

SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF PS FUND 1, LLC.

THE BOARD OF DIRECTORS OF ALLERGAN, INC. IS NOT SOLICITING THIS PROXY

☒ PLEASE MARK AS IN THIS EXAMPLE.

☐ The undersigned hereby appoints [—] and [—], or either of them, proxies or proxy, with full power of substitution, to submit the attached Special Meeting Request Form to the Company’s Secretary on behalf of such Allergan, Inc. shareholder.

Signature

Signature if held jointly

Dated

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please signing partnership name by authorized person, giving full title.

EXHIBIT C

PROPOSED REVISIONS TO BYLAWS

[See attached]

ALLERGAN, INC.

a Delaware Corporation

AMENDED AND RESTATED BYLAWS

(As Amended and Restated Effective                     , 2014)

ARTICLE I: Offices

SECTION 1. Registered Office. The registered office of Allergan, Inc. (the “Corporation”) shall be at The Prentice-Hall Corporation System, Inc., 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware 19808, and the name of the registered agent in charge thereof shall be The Prentice-Hall Corporation System, Inc.

SECTION 2. Principal Office. The principal office for the transaction of the business of the Corporation shall be at such place as the Board of Directors of the Corporation (the “Board”) may determine. The Board is hereby granted full power and authority to change said principal office from one location to another.

SECTION 3. Other Offices. The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II: Meetings of Stockholders

SECTION 1. Place of Meetings. All annual meetings of stockholders and all other meetings of stockholders shall be held either at the principal office of the Corporation or at any other place within or without the State of Delaware that may be designated by the Board pursuant to authority hereinafter granted to the Board.

SECTION 2. Annual Meetings. Annual meetings of stockholders of the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time and place and on such date as the Board shall determine by resolution.

SECTION 3. Special Meetings.

~~Section 3.~~(A) Special meetings of the stockholders of the Corporation (i) may be called by the Chairman of the Board, the Chief Executive Officer or the Board, at any time and for any purpose or purposes, and (ii) shall be called by the Secretary upon the written request of the holders of record of at least twenty-five percent (25%) of the outstanding shares of common stock of the Corporation (the “Requisite Percentage”), subject to and in compliance with Article 10 of the Amended and Restated Certificate of Incorporation of the Corporation (as the same may be amended and/or restated from time to time, the “Restated Certificate of Incorporation”), or any successor provision thereto~~, and this Section 3.~~ . Any special meeting of stockholders of the Corporation shall be held at such place, date and hour and with such record date as may be fixed by the Board in compliance with applicable law; provided, however, that in the case of a meeting called pursuant to clause (ii) of the preceding sentence, the place, date, hour and record date shall be as specified in the written request described in that clause (and in accordance with applicable law) and the Secretary shall mail the notice of such meeting to stockholders (specifying such place, date, hour and record date) as provided in Section 4 of this Article II (and the date of such meeting shall be publicly announced) no later than five business days after the date of receipt of such written request.

~~(A) In order for a special meeting to be called upon stockholder request (“Stockholder Requested Special Meeting”), one or more requests for a special meeting (each, a “Special Meeting Request” and, collectively, the “Special Meeting Requests”), in the form required by this section (A) of this Section 3, must be signed by Proposing Persons (as defined below) that have a combined Net Long Beneficial Ownership (as defined below) of at least the Requisite Percentage. Only Proposing Persons who are stockholders of record at the time the Special Meeting Requests representing the Requisite Percentage are validly delivered pursuant to this Section 3 shall be entitled to sign a Special Meeting Request. In determining whether a Stockholder Requested Special Meeting has been properly requested by Proposing Persons that have a combined Net Long Beneficial Ownership~~

~~of at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (i) each Special Meeting Request identifies the same purpose or purposes of the Stockholder Requested Special Meeting and the same matters proposed to be acted on at such meeting (in each case as determined in good faith by the Board), and (ii) such Special Meeting Requests have been dated and delivered to the Secretary within sixty (60) days of the earliest dated Special Meeting Request. To be in proper form, such Special Meeting Request(s) shall comply with, and shall include and set forth, the following:~~

~~(1) As to each Proposing Person, (a) the name and address of each Proposing Person (including, if applicable, the name and address as they appear on the Corporation’s books), (b) the class and number of shares of the Corporation which are owned beneficially and of record by such Proposing Person (with evidence of such ownership attached), except that such Proposing Person shall be deemed for such purpose to beneficially own any shares of any class or series of capital stock of the Corporation as to which such Proposing Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time or the fulfillment of a condition or both), (c) a representation that such Proposing Person intends to hold the shares of the Corporation described in the immediately preceding clause (b) through the date of the Stockholder Requested Special Meeting and (d) an acknowledgement by the Proposing Person that any reduction in such Proposing Person’s Net Long Beneficial Ownership with respect to which a Special Meeting Request relates following the delivery of such Special Meeting Request to the Secretary shall constitute a revocation of such Special Meeting Request to the extent of such reduction;~~

~~(2) As to each Proposing Person, any Disclosable Interests (as defined below) of such Proposing Person;~~

~~(3) As to the purpose or purposes of the Stockholder Requested Special Meeting, a reasonably brief statement of the specific purpose or purposes of the Stockholder Requested Special Meeting, the matter(s) proposed to be acted on at the Stockholder Requested Special Meeting and the reasons for conducting such business at the Stockholder Requested Special Meeting, and the text of any proposal or business to be considered at the Stockholder Requested Special Meeting (including the text of any resolutions proposed to be considered and, in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment); and~~

~~(4) Such other information and representations as would be required by Article 12 of the Restated Certificate of Incorporation and Section 9 of Article II of these Bylaws if incorporated in this Section 3, including, without limitation, all such information regarding any material interest of the Proposing Person in the matter(s) proposed to be acted on at the Stockholder Requested Special Meeting, all agreements, arrangements or understandings between or among any Proposing Person and any other record holder or beneficial owner of shares of any class or series of capital stock of the Corporation in connection with the Special Meeting Record Date Request, the Special Meeting Request, or the matter(s) proposed to be brought before the Stockholder Requested Special Meeting.~~

~~(5) Definitions.~~

~~(a) “Proposing Person” shall mean (i) each stockholder of record that signs a Special Meeting Request pursuant section (A) of this Section 3, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such Special Meeting Request is made, (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or associate (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for purposes of these Bylaws) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is Acting in Concert.~~

~~(b) A person shall be deemed to be “Acting in Concert” with another person for purposes of these Bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or~~

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~~understanding) in concert or in parallel with, or towards a common goal with such other person, relating to changing or influencing the control of the Corporation or in connection with or as a participant in any transaction having that purpose or effect, where (i) each person is conscious of the other person’s conduct and this awareness is an element in their decision-making processes and (ii) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of (x) revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A or (y) tenders of securities from such other person in a public tender or exchange offer made pursuant to, and in accordance with, Section 14(d) of the Exchange Act by means of a tender offer statement filed on Schedule TO. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.~~

~~(c) “Net Long Beneficial Ownership” shall mean those shares of common stock of the Corporation as to which the stockholder or Proposing Person, as applicable, possesses (i) the sole power to vote or direct the voting, (ii) the sole economic incidents of ownership (including the sole right to profits and the sole risk of loss), and (iii) the sole power to dispose of or direct the disposition; provided that the number of shares calculated in accordance with clauses (i), (ii) and (iii) shall not include any Synthetic Equity Position.~~

~~(d) “Disclosable Interests” shall mean (i) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of shares of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (ii) any rights to dividends on the shares of any class or series of capital stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (iii) any material pending or threatened action, suit or proceeding (whether civil, criminal, investigative, administrative or otherwise) in which such Proposing Person is, or is reasonably expected to be made, a party or material participant involving the Corporation or any of its officers, directors or employees, or any affiliate of the Corporation, or any officer, director or employee of such affiliate, (iv) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation, any officer, director or employee of the Corporation or any affiliate thereof, or any principal competitor of the Corporation, on the other hand, (v) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) and (vi) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting; provided, however, that Disclosable Interests shall not include any such disclosures with~~

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~~respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the Special Meeting Record Date Request or Special Meeting Request required by Article 10 of the Restated Certificate of Incorporation or these Bylaws on behalf of a beneficial owner.~~

~~(B) Notwithstanding anything to the contrary in this Section 3:~~

~~(1) The Secretary shall not accept, and shall consider ineffective, a Special Meeting Request if (a) such Special Meeting Request does not comply with Article 10 of the Restated Certificate of Incorporation, these Bylaws, or relates to an item of business that is not a proper subject for stockholder action under applicable law, (b) the Special Meeting Request is received by the Corporation during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting of stockholders, (c) an identical or substantially similar item (a “Similar Item”) to that included in the Special Meeting Request was presented at any meeting of stockholders held within one year prior to receipt by the Corporation of such Special Meeting Request, (d) the Board calls an annual or special meeting of stockholders (in lieu of calling the Stockholder Requested Special Meeting) in accordance with section (B)(3) of this Section 3, (e) a Similar Item is already included in the Corporation’s notice as an item of business to be brought before a meeting of the stockholders that has been called but not yet held, or (f) such Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act, or other applicable law.~~

~~(2) Business transacted at any Stockholder Requested Special Meeting shall be limited to the purpose stated in the valid Special Meeting Request; provided, however, that nothing herein shall prohibit the Board from submitting matters to the stockholders at any Stockholder Requested Special Meeting. If none of the Proposing Persons who submitted the Special Meeting Request appears at or sends a qualified representative to the Stockholder Requested Special Meeting to present the matters to be presented for consideration that were specified in the Stockholder Meeting Request, the Corporation need not present such matters for a vote at such meeting. A “qualified representative” of a Proposing Person shall be, if such Proposing Person is (a) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership, (b) a corporation, a duly appointed officer of the corporation, (c) a limited liability company, any manager or officer (or person who functions as an officer) of the limited liability company or any officer, director, manager or person who functions as an officer, director or manager of any entity ultimately in control of the limited liability company or (d) a trust, any trustee of such trust.~~

~~(3) If a Special Meeting Request is made that complies with this Section 3 and Article 10 of the Restated Certificate of Incorporation, the Board may (in lieu of calling the Stockholder Requested Special Meeting) present a Similar Item for stockholder approval at any other meeting of stockholders that is held within one hundred twenty (120) days after the Corporation receives such Special Meeting Request.~~

~~(4) Any Proposing Person may revoke a Special Meeting Request by written revocation delivered to, or mailed and received by, the Secretary at any time prior to the date of the Stockholder Requested Special Meeting. In the event any revocation(s) are received by the Secretary after the Secretary’s receipt of a valid Special Meeting Request(s) from the holders of the Requisite Percentage of stockholders or any Special Meeting Request is deemed to be revoked as a result of section (A)(1)(d) of this Section 3, and as a result of such revocation(s), there no longer are valid unrevoked Special Meeting Request(s) from the Requisite Percentage of stockholders to call a special meeting, the Board shall have the discretion to determine whether or not to proceed with the Stockholder Requested Special Meeting.~~

~~(5) Notwithstanding anything in these Bylaws to the contrary, the Secretary shall not be required to call a special meeting except in accordance with Article 10 of the Restated Certificate of Incorporation and this Section 3. If the Board shall determine that any Special Meeting Request was not properly made in accordance with Article 10 of the Restated Certificate of Incorporation or these Bylaws, or shall determine that the stockholder or stockholders submitting such Special Meeting Request have not otherwise complied with Article 10 of the Restated Certificate of~~

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~~Incorporation or these Bylaws, then the Board shall not be required to take any action in connection with the Stockholder Requested Special Meeting, and the Secretary shall not be required to call such meeting. In addition to the requirements of this Section 3, each Proposing Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a Special Meeting Request.~~

~~(C) In connection with a Stockholder Requested Special Meeting called in accordance with this Section 3, each Proposing Person that signed and delivered a Special Meeting Request shall further update and supplement the information previously provided to the Corporation in connection with such request, if necessary, so that the information provided or required to be provided in such request pursuant to this Section 3 shall be true and correct as of the record date for notice of the Stockholder Requested Special Meeting and as of the date that is ten (10) business days prior to the Stockholder Requested Special Meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the special meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the special meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the special meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the Stockholder Requested Special Meeting or any adjournment or postponement thereof). As used herein, the term “business day” shall mean any day that is not a Saturday or Sunday or a day on which banks in the city of the Corporation’s principal place of business are required or permitted to close.~~

~~(D)~~(B) ~~Any special meeting of stockholders, including any Stockholder Requested Special Meeting, shall be held at such date and time as may be fixed by the Board in accordance with these Bylaws and in compliance with applicable law.~~The Chief Executive Officer or Secretary shall, within five business days after the earlier of (i) the first date on which the Corporation shall have no directors in office and (ii) the date on which the Court of Chancery issues an order requiring the Corporation to hold an election pursuant to Section 223 of the General Corporation Law of the State of Delaware, call a special meeting of stockholders of the Corporation for the election of directors and mail notice of such meeting as provided in Section 4 of this Article II. Any special meeting of stockholders of the Corporation so called shall be held at the place, date and hour and with the record date specified in the notice of such meeting and in accordance with applicable law (or, in the case of an election ordered by the Court of Chancery, at such other place, date and hour and with such other record date, if any, as may be specified by the Court of Chancery).

SECTION 4. Notice of Meetings. Except as otherwise required by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder’s post office address furnished by such stockholder to the Secretary of the Corporation for such purpose, or, if such stockholder shall not have furnished an address to the Secretary for such purpose, then at such stockholder’s post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”). Except as otherwise expressly required by law, no publication of any notice of a meeting of stockholders shall be required. Every notice of a meeting of stockholders shall state the place, date and hour of the meeting and, in the case of a special meeting, shall also state the purpose for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder to whom notice may be omitted pursuant to applicable law or who shall have waived such notice, and such notice shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

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SECTION 5. Quorum. Except as otherwise required by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote contained in the Restated Certificate of Incorporation, these Amended and Restated Bylaws (these “Bylaws”) or by statute, the stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally called.

SECTION 6. Voting.

Each stockholder shall, at each meeting of stockholders, be entitled to vote in person or by proxy each share of stock of the Corporation that has voting rights on the matter in question and that shall have been held by such stockholder and registered in such stockholder’s name on the books of the Corporation:

(A) on the date fixed pursuant to Article VI, Section 5 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(B) if no such record date shall have been so fixed, then (i) at the close of business on the day immediately preceding the day upon which notice of the meeting shall be given or (ii) if notice of the meeting shall be waived, at the close of business on the day immediately preceding the day upon which the meeting shall be held. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee’s proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two (2) or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the Delaware General Corporation Law.

Any such voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder’s proxy appointed by an instrument in writing (or in such manner prescribed by the Delaware General Corporation Law) by such stockholder or by such stockholder’s attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three (3) years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of stockholders, all matters, except as otherwise provided in the Restated Certificate of Incorporation, in these Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon, a quorum being present. The vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy, and it shall state the number of shares voted.

SECTION 7. List of Stockholders. The Secretary of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting,

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arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, in such manner as prescribed by the Delaware General Corporation Law. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 8. Judges. If at any meeting of stockholders a vote by written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of such judge’s ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which such officer shall have a material interest.

SECTION 9. Notice of Stockholder Business and Nominations. ~~In addition to the provisions governing a~~ A stockholder’s notice of nominations of persons for election to the Board, or the proposal of other business to be considered by the stockholders ~~provided for in~~ , at any annual meeting of stockholders must comply with the applicable procedures set forth in Articles 11 and 12 of the Restated Certificate of Incorporation~~:~~ .

~~(A) Such stockholder’s notice shall also set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director, (a) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (b) any Disclosable Interests of such person (except that the term “Proposing Person” where it appears in sections (A)(1) and (2) of Section 3 shall be deemed to refer to such nominee) and (c) a description of any agreement, arrangement or understanding with any Noticing Person (defined below); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any interest in such business of such stockholder or the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to all Noticing Persons giving the notice (a) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among the Noticing Persons, (b) a description of any Disclosable Interests of any such Noticing Person (except that the term “Proposing Person” where it appears in sections (A)(1) and (2) of Section 3 shall be deemed to refer to such Noticing Person), (c) a representation that the stockholder of record submitting the notice is a holder of record of stock of the Corporation entitled to vote at such meeting, intends to continuously hold such stock of the Corporation through such meeting and intends to appear in person or by a qualified representative at the meeting to propose such business or nomination, and (d) a representation as to whether the stockholder of record submitting the notice or any Noticing Person intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (2) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.~~

~~The term “Noticing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation or~~

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~~associate (within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Bylaws) of such stockholder or beneficial owner, and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is Acting in Concert.~~

~~(B) A Noticing Person shall update and supplement its notice to the Corporation of its intent to propose business or a nomination at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 9 shall be true and correct as of the record date for notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for notice of the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).~~

~~(C) The foregoing notice requirements of this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.~~

~~(D) Only such persons who are nominated in accordance with the procedures set forth in this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation shall be eligible to be elected at an annual meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation. The only matters that may be brought before a special meeting of stockholders are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant Section 3 of these Bylaws, and stockholders shall not otherwise be permitted to nominate directors or propose business to be brought before a special meeting of stockholders. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty:~~

~~(i) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (A)(iii)(d) of this Section 9) and (ii) if any proposed nomination or business was not made or proposed in compliance with this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the annual meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 9, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.~~

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~~(E) Notwithstanding the foregoing provisions of this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation; provided, however, that any references in these Bylaws or in the Restated Certificate of Incorporation to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any business to be considered pursuant to this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation and compliance with this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in clause (C) of this Section 9, matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act). Nothing in this Section 9 and Articles 11 and 12 of the Restated Certificate of Incorporation shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Restated Certificate of Incorporation.~~

ARTICLE III: Board of Directors

SECTION 1. General Powers. Subject to any requirements in the Restated Certificate of Incorporation, these Bylaws, and of the Delaware General Corporation Law as to action which must be authorized or approved by the stockholders, any and all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be under the direction of, the Board to the fullest extent permitted by law. Without limiting the generality of the foregoing, it is hereby expressly declared that the Board shall have the following powers, to wit:

(A) to select and remove all of the officers, agents and employees of the Corporation, prescribe such powers and duties for them as may not be inconsistent with law, the Restated Certificate of Incorporation or these Bylaws, fix their compensation, and require from them security for faithful service;

(B) to conduct, manage and control the affairs and business of the Corporation, and to make such rules and regulations therefor not inconsistent with law, the Restated Certificate of Incorporation or these Bylaws, as it may deem best;

(C) to change the location of the registered office of the Corporation in Article I, Section 1 hereof; to change the principal office for the transaction of the business of the Corporation from one location to another as provided in Article I, Section 2 hereof; to fix and locate from time to time one or more subsidiary offices of the Corporation within or without the State of Delaware as provided in Article I, Section 3 hereof; to designate any place within or without the State of Delaware for the holding of any meeting or meetings of stockholders; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, and in its judgment as it may deem best, provided such seal and such certificate shall at all times comply with the provisions of law;

(D) to authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such considerations as may be lawful;

(E) to borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust and securities therefor; and

(F) by resolution adopted by a majority of the authorized number of directors, to designate an executive and other committees, each consisting of one or more directors, to serve at the pleasure of the Board, and to prescribe the manner in which proceedings of such committee or committees shall be conducted.

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SECTION 2. Number and Term of Office. The authorized number of directors of the Corporation shall be ~~not less than five (5) nor more than fifteen (15) until this Section 2 is amended by a resolution duly adopted by the Board or by the stockholders of the Corporation. The exact number of directors shall be fixed from time to time within the limits specified by resolution of the Board or the stockholders.~~nine (9). Directors need not be stockholders. Each of the directors of the Corporation shall hold office until such director’s successor shall have been duly elected and shall qualify or until such director shall resign or shall have been removed in the manner provided for in the Restated Certificate of Incorporation. At all times a majority of the directors shall be Independent Directors (as defined below). If a director ceases to be an Independent Director, and such change causes the majority of directors not to be Independent Directors, the Board shall take such action as it deems prudent and necessary to cause the Board to consist of directors, a majority of whom are Independent Directors.

SECTION 3. Election of Directors. Each director to be elected by the stockholders of the Corporation shall be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares represented and entitled to vote therefor at a meeting of the stockholders for the election of directors at which a quorum is present (an “Election Meeting”); provided, however, that if the Board determines that the number of nominees exceeds the number of directors to be elected at such meeting (a “Contested Election”), and the Board has not rescinded such determination by the record date of the Election Meeting as initially announced, each of the directors to be elected at the Election Meeting shall be elected by the affirmative vote of a plurality of the votes cast by the shares represented and entitled to vote at such meeting with respect to the election of such director.

For purposes of this Section 3, a “majority of the votes cast” means that the number of votes cast “for” a candidate for director exceeds the number of votes cast “against” that director (with “abstentions” and “broker non-votes” not counted as votes cast as either “for” or “against” such director’s election). In an election other than a Contested Election, stockholders will be given the choice to cast votes “for” or “against” the election of directors. In a Contested Election, stockholders will be given the choice to cast “for” or “withhold” votes for the election of directors and shall not have the ability to cast any other vote with respect to such election of directors. In the event an Election Meeting involves the election of directors by separate votes by class or classes or series, the determination as to whether an election constitutes a Contested Election shall be made on a class by class or series by series basis, as applicable.

SECTION 4. Resignations. Any director of the Corporation may resign at any time upon notice given in writing or by electronic transmission to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 5. Vacancies. Except as otherwise provided in the Restated Certificate of Incorporation, and subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, newly created directorships resulting from any increase in the number of directors or any vacancy on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum, or by a sole remaining director. Each director so chosen to fill a vacancy shall hold office until such director’s successor shall have been elected and shall qualify or until such director shall resign or shall have been removed.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

SECTION 6. Place of Meeting. The Board or any committee thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or

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any committee thereof by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

SECTION 7. First Meeting. The Board shall meet as soon as practicable after each annual election of directors, and notice of such first meeting shall not be required.

SECTION 8. Regular Meetings. Regular meetings of the Board may be held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day that is not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

SECTION 9. Special Meetings. Special meetings of the Board for any purpose or purposes shall be called at any time by the Chairman of the Board or, if the Chairman of the Board is absent or unable or refuses to act, by the Chief Executive Officer or the President. Except as otherwise provided by law or by these Bylaws, special meetings of the Board shall be held upon at least four (4) days written notice or two (2) hours notice given personally, by telephone or by electronic transmission. Any such notice shall be addressed or delivered to each director at such director’s address as is shown upon the records of the Corporation or as may have been given to the Corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meetings of the directors are regularly held. Notice by mail shall be deemed to have been given at the time such notice is deposited in the United States mails, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for delivery or transmission. Notice by electronic transmission shall be deemed to have been given at the time it is actually transmitted by the person giving the notice by electronic means to the recipient. Oral notice shall be deemed to have been given at the time it is communicated, in person or by telephone or similar means of communication, to the recipient or to a person at the office of the recipient whom the person giving the notice has reason to believe will promptly communicate it to the recipient. Except where otherwise required by law or these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 10. Quorum and Manner of Acting. Except as otherwise provided in these Bylaws, the Restated Certificate of Incorporation or by applicable law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative vote of a majority of the directors present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

SECTION 11. Action by Consent. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if consent in writing or by electronic transmission is given thereto by all members of the Board or of such committee, as the case may be, and such consent, electronic transmission or transmissions are filed with the minutes of proceedings of the Board or of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

SECTION 12. Compensation. Directors who are not employees of the Corporation or any of its subsidiaries may receive an annual fee for their services as directors in an amount fixed by resolution of the Board, and, in

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addition, a fixed fee, with or without expenses of attendance, may be allowed by resolution of the Board for attendance at each meeting, including each meeting of a committee of the Board. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

SECTION 13. Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and subject to any restrictions or limitation on the delegation of power and authority imposed by applicable law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. Unless the Board or these Bylaws shall otherwise prescribe the manner of proceedings of any such committee, meetings of such committee may be regularly scheduled in advance and may be called at any time by the chairman of the committee or by any two (2) members thereof; otherwise, the provisions of these Bylaws with respect to notice and conduct of meetings of the Board shall govern.

SECTION 14. Definition of Independent Director. For purposes of this Article III, the term “Independent Director” shall mean:

(A) for purposes of determining whether a director is qualified to serve as a member of the audit committee of the Board, a director who meets the qualification requirements for being an independent director under applicable securities laws, including the Securities Exchange Act of 1934, as amended, applicable rules and regulations of the U.S. Securities and Exchange Commission and applicable rules and regulations of any stock exchange or securities market applicable to the Corporation; and

(B) for all other purposes, a director who meets the qualification requirements for being an independent director under applicable rules and regulations of any stock exchange or securities market applicable to the Corporation.

SECTION 15. Interpretation and Application of this Article. The Board shall have the exclusive right and power to interpret and apply the provisions of this Article, including, without limitation, the adoption of written definitions of terms used in and guidelines for the application of this Article (any such definitions and guidelines shall be filed with the Secretary, and such definitions and guidelines as may prevail shall be made available to any stockholder upon written request). Any such definitions or guidelines and any other interpretation or application of the provisions of this Article made in good faith shall be binding and conclusive upon the stockholders, provided that, in the case of any interpretation or application of this Article by the Board to a specific person which results in such person being classified as an Independent Director, the Board shall have determined that such person is independent of management and free from any relationship that, in the opinion of the Board, would interfere with such person’s exercise of independent judgment as a Board member.

ARTICLE IV: Officers

SECTION 1. SECTION 1. Officers. The officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, a Treasurer and such other officers as may be appointed at the discretion of the Board in accordance with the provisions of Section 3 of this Article IV. At the discretion of the Board, from time to time, the Chairman of the Board may be a director of the Corporation who is not an officer of the Corporation.

SECTION 2. Election. The officers of the Corporation, except such officers as may be appointed or elected in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be chosen annually by the

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Board at the first meeting thereof, and each officer shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer’s successor shall be elected and qualified.

SECTION 3. Other Officers. In addition to the officers chosen annually by the Board at its first meeting, the Board also may appoint or elect such other officers as the business of the Corporation may require, each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board may from time to time specify, and shall hold office until such officer shall resign or shall be removed or otherwise disqualified to serve, or until such officer’s successor shall be elected and qualified.

SECTION 4. Removal and Resignation. Any officer may be removed, either with or without cause, by resolution of the Board passed by a majority of the directors at the time in office, at any regular or special meeting of the Board, or except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

SECTION 5. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointment to such office.

SECTION 6. Chairman of the Board. The Chairman of the Board shall preside at all meetings of stockholders and at all meetings of the Board. The Chairman of the Board shall be a member of such committees, if any, and shall have such other powers and duties as may be prescribed by the Board or these Bylaws.

SECTION 7. Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board, have general supervision, direction and control of the business and affairs of the Corporation.

SECTION 8. President. The President shall have such powers and perform such duties with respect to the administration of the business and affairs of the Corporation as may from time to time be assigned by the Chief Executive Officer or the Board, or as may be prescribed by these Bylaws.

SECTION 9. Vice President. Each Vice President shall have such powers and perform such duties with respect to the administration of the business and affairs of the Corporation as may from time to time be assigned to such Vice President by the Chief Executive Officer, the President or the Board, or as may be prescribed by these Bylaws.

SECTION 10. Secretary. The Secretary shall keep, or cause to be kept, at the principal office of the Corporation, or such other place as the Board may order, a book of minutes of all meetings of directors and stockholders, with the time and place of holding, whether regular or special, and if special, how authorized and the notice thereof given, the names of those present at meetings of directors, the number of shares present or represented at meetings of stockholders, and the proceedings thereof.

The Secretary shall keep, or cause to be kept, at the principal office of the Corporation’s transfer agent, a share register, or a duplicate share register, showing the name and address of each stockholder, the number of shares of each class held by such stockholder, the number and date of certificates issued for certificated shares, the number and date of issuance of uncertificated shares, and the number and date of cancellation of certificated shares surrendered for cancellation or for uncertificated shares.

The Secretary shall give, or cause to be given, notice of all meetings of stockholders and of the Board required by these Bylaws or by law to be given, and shall keep the seal of the Corporation in safe custody and, if necessary or appropriate, shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal, and shall have such other powers and perform such other duties as may be prescribed by these Bylaws or assigned by the Board, the Chairman of the Board or any officer of the Corporation to whom the Secretary may report. If for any reason the Secretary shall fail to give notice of any special meeting of the Board called by one or more of the persons identified in Article III, Section 9 hereof, then any such person or persons may give notice of any such special meeting.

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SECTION 11. Treasurer. The Treasurer shall supervise, have custody of and be responsible for all funds and securities of the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board or in accordance with authority delegated by the Board. The Treasurer shall disburse the funds of the Corporation as may be ordered or authorized by the Board, shall render to the Board and the Chairman of the Board whenever they request it, an account of all of the Treasurer’s transactions, and shall have such other powers and perform such other duties as may be prescribed by these Bylaws or assigned by the Board, the Chairman of the Board or any officer of the Corporation to whom the Treasurer may report.

ARTICLE V: Contracts, Checks, Drafts, Bank Accounts, Etc.

SECTION 1. Execution of Contracts. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and unless so authorized by the Board or by these Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

SECTION 2. Checks, Drafts, Etc. All checks, drafts, or other orders for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

SECTION 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

SECTION 4. General and Special Bank Accounts. The Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

ARTICLE VI: Shares and Their Transfer

SECTION 1. Certificates for Stock. The shares of stock of the Corporation may be certificated or uncertificated, as provided under Delaware law. Every holder of stock represented by certificates shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class of shares of the stock of the Corporation owned by such holder. The certificates representing certificated shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and by the Secretary or the Treasurer. Any or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as

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though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates or uncertificated shares shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 4 of this Article VI.

SECTION 2. Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 3 of this Article VI, and, if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes with regard to the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and the transferee request the Corporation to do so.

SECTION 3. Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

SECTION 4. Lost, Stolen, Destroyed, and Mutilated Certificates. In any case of loss, theft, destruction, or mutilation of any certificate of stock, another certificate or uncertificated shares may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new certificate or uncertificated shares may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

SECTION 5. Fixing Date for Determination of Stockholders of Record.

(A) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

(B) The record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be fixed in the manner provided for in the Restated Certificate of Incorporation.

(C) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board adopts the resolution relating thereto.

ARTICLE VII: Miscellaneous

SECTION 1. Seal. The Board shall adopt a corporate seal, which shall be in the form of a circle and shall bear the name of the Corporation and words showing that the Corporation was incorporated in the State of Delaware.

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SECTION 2. Waiver of Notices. Whenever notice is required to be given by these Bylaws or the Restated Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

SECTION 3. Amendments. Except as otherwise provided herein or in the Restated Certificate of Incorporation, these Bylaws or any of them may be altered, amended, repealed or rescinded and new Bylaws may be adopted by the Board or by the stockholders at any annual or special meeting of stockholders, provided that notice of such proposed alteration, amendment, repeal, rescission or adoption is given in the notice of such meeting.

SECTION 4. Representation of Other Corporations. The Chairman of the Board, the Chief Executive Officer, the President, the Secretary or any Vice President of the Corporation is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted to said officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation or corporations may be exercised either by such officers in person or by any person authorized so to do by proxy or power of attorney duly executed by such officers.

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